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                                                                    EXHIBIT 10.4

                            ALMADEN FINANCIAL PLAZA
                                  OFFICE LEASE

1.   PARTIES

     1.1 This Lease is entered into as of this 30th day of May, 1996, in the City of San Jose, County of Santa Clara, State of California, by and between

                            NORTH BLOCK PARTNERSHIP

(hereinafter referred to as "Landlord") and

                   AGILE SOFTWARE, a California Corporation

(hereinafter referred to as "Tenant").

2. PREMISES

     2.1 In consideration of their respective agreements contained herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord premises described as the twelfth (12) floor of the building described as:

                       ONE ALMADEN BOULEVARD, SUITE 1200
                          SAN JOSE, CALIFORNIA 95113

comprising approximately 13,000 rentable square feet and described in Exhibit A attached. Said premises are herein referred to as the "Premises" and the building in which the Premises are located is herein referred to as the "Building".

3.   TERM

     3.1 The Term of this Lease shall be for a period of five (5) years commencing on the date defined in Article 4 which date will be set forth in the Confirmation of Lease Commencement to be hereinafter attached to this Lease. A copy of such form of Confirmation of Lease Commencement is attached hereto as Exhibit "D". If the Term expires on a date other than the last day of the month, the Term shall continue up to and including the last day of that month.

4.   LEASE COMMENCEMENT

     4.1  The Term of this Lease shall commence on July 15, 1996.

     4.2 The Lease Commencement Date and Lease Expiration Date as prescribed herein shall be confirmed by Landlord to Tenant in a written Confirmation of Lease Commencement which shall be prepared by Landlord, served on Tenant, executed by Tenant within fifteen (15) days, returned to Landlord and attached to this lease after Tenant takes occupancy.

     4.3  Possession - Tenant agrees that if Landlord is unable to deliver
          ----------
possession of the Premises to Tenant on the date above specified for the commencement of the Term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but the Commencement Date of the Term shall be delayed by the same number of days that the Tenant's possession of the Premises was delayed by Landlord's inability to deliver possession, and in such event Tenant shall not be liable for any rent until such time as Landlord tenders delivery of possession of the Premises to Tenant with Landlord's work therein, if any, substantially completed. The above notwithstanding, there shall be no delay in commencement of the Term or in Tenant's liability for payment of rent if Landlord is unable to deliver possession of the Premises due to any act, omission or delay of Tenant. In the event that Tenant commences occupancy of the Premises on any date other than the commencement date of the Term pursuant to this Paragraph 4, Landlord and Tenant shall promptly execute a written amendment to this Lease setting forth and confirming the date occupancy commenced.


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5.   RENT

     5.1 Commencing on the first day of the Term of this Lease, Tenant shall pay to Landlord as monthly installments of Rent in advance, due and payable on the first day of each calendar month in lawful money of the United States the following sums:

     PERIOD           RATE        MONTHLY RENT
     ------           ----        ------------
     Months 01-03     0.85        $11,050.00
     Months 04-06     1.20        $15,600.00
     Months 07-12     1.45        $18,850.00
     Months 13-36     1.55        $20,150.00
     Months 37-60     1.70        $22,100.00

     5.2 All rent, including Rent and escalation, due under this Lease shall be paid at the address set out after the name of the Landlord or such other address as may be designated in writing by Landlord.

If the date of commencement occurs on a day other than the first day of a calendar month, the rent for such first month shall be prorated at the monthly rate agreed upon in this lease agreement divided by the total number of days in the first month times the number of days occupied during the first month.

If the date of expiration occurs on a day other than the last day of a calendar month, the rent for such last month shall be prorated at the monthly rate agreed upon in this lease agreement divided by the total number of days in the last month times the number of days occupied during the last month.

6.   TAXES AND OPERATING EXPENSES ESCALATION

     6.1 Tenant shall pay to Landlord its pro rata share (as defined in Section 6.2 below) of the following expenses ("Expenses") paid or incurred, by Landlord on the Building, land, parking, and appurtenant site improvements whereon the Premises are located (the "Property") to the extent of the Expenses exceed the expenses paid or incurred in the calendar year 1996 hereinafter defined as "Base Year".

     6.1.1. All real property taxes paid by Landlord that are levied upon and/or assessed against the Property, including any taxes which may be levied on rents (other than state or federal income taxes), the use or occupation of the Building, vehicles utilizing parking areas, the making of this Lease, and the occupancy of Tenant, Tenant shall be responsible for and charged separately for any real property tax assessed on tenant improvements installed by Tenant in accordance with Article 13 herein. If the local taxing authority issues a separate tax statement for Tenant's improvements, Tenant shall pay those taxes directly prior to delinquency. Notwithstanding the foregoing, the following shall be excluded from real property taxes as defined herein:

     (a) Any charges or penalties or interest accrued through Landlord's nonpayment or late payment of taxes or assessments.

     (b) Any taxes arising from or applicable to all other real and personal property of the Landlord.

     (c) Any real property tax assessed on tenant improvements installed by or at the cost and expense of any other tenant of the Building.

     6.1.2 Any tax, fee, charge, or excise, however designated, by any governmental or public authority applicable to the Property that is a direct or indirect substitute in whole or in part for or in addition to real property taxes. Estate, inheritance, transfer, gift, or franchise taxes levied on Landlord shall not be included in Expenses, provided such taxes are not levied to replace real property taxes, or relate to environmental or energy charges.

     6.1.3 If, during the Term of this Lease, Landlord makes capital improvements to the Building, Premises, or common areas as required by any new or existing federal, state, city, or county legislation for reasons of energy conservation, handicapped access, or other reasons of public health, safety, and welfare, Landlord may amortize such capital improvement costs over the useful life of the capital improvement as determined by generally accepted accounting principles and include the amortized cost in Expenses. Any work necessary to correct latent defects in the Building or to correct Landlord's failure to construct the Building in accordance with applicable building codes and standards, shall be excluded from Expenses.

     6.1.4 All insurance premiums of fire, earthquake, extended coverage, liability, and any other insurance that Landlord reasonably maintains on the Building.


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     6.1.5  The cost of all Building services, including, without limitation, elevator maintenance, engineering wages and benefits, maintenance and repair, supplies, janitorial wages and benefits, utilities for heating and ventilation, window cleaning, miscellaneous operating expenses, landscaping and common area expenses, security, utilities provided to all common areas, the salaries of the building manager and other building and parking personnel, and administration and management fees. Any building services may be performed by Landlord or its affiliates or agents provided such charges and fees do not exceed those charges and fees of independent contractors in similar buildings in the San Jose area.

     6.2 Tenant's pro rata share of Taxes and Operating Expenses shall be dividends of those fractions represented by Tenant's total net rentable square feet as of Lease Commencement Date (defined as 13,000 Square Feet) increased by the portion of any Expansion Space upon exercise of any Expansion Option, divided by the total net rentable square feet of the building (153,683 Square Feet which based on space originally leased would be 8.46%). If less than one hundred percent (100%) of the net rentable area of the building is serviced as applicable during any calendar year or portions thereon, there will be a proportional decrease to the total net rentable area of the building for variable expenses only based on the ratio of the Tenant's total net rentable square footage bears to the total net rentable area of the Building actually serviced as applicable. Variable expenses shall be defined as all utilities, janitorial, janitorial supplies, Building services, and Building supplies which are provided to the Property. Therefore, Tenant is only responsible for its pro rata share of expenses on occupied or serviced areas and not for vacant areas, which is Landlord's responsibility.

     6.3 The amount of Additional Rent to be paid by Tenant shall be determined and payable as follows:

     6.3.1 After the end of each calendar year during the Lease Term, Landlord shall deliver to Tenant a statement of the actual Operating Expenses for the preceding calendar year which shall become the current year's estimate of Operating Expenses ("Estimated Expenses"), and Landlord's statement of Tenant's Pro rata Share of the increase, if any, in the Estimated Expenses over the Base Year Expenses (the "Excess Expenses"). For purpose hereof, the term "Base Year Expenses" shall mean the Expenses incurred during calendar year 1996.

     6.3.2 If the Estimated Expenses as determined for any calendar year are less than the actual Operating Expenses incurred by Landlord during that calendar year, then Tenant shall pay its pro rata share of such difference within thirty (30) days on receipt of Landlord's statement delivered pursuant to Subparagraph 6.3.1.

     6.3.3 Tenant shall also pay, within thirty (30) days of receipt of such statement, an amount equal to one-twelfth (1/12th) of its Pro rata Share of the Excess Expenses times the number of months (including the month in which payment is made) since the first such month of the year.

     6.3.4 Thereafter, with each payment of Rent, Tenant shall pay one-twelfth (1/12) of its Pro rata Share of the Excess of Expenses.

     6.3.5 If the Estimated Expenses as determined for any calendar year exceed the actual operating Expenses incurred by Landlord during that calendar year, then Tenant's Pro rata Share of such difference shall be credited against its next payment of Rent.

     6.3.6 Landlord's and Tenant's obligation to make any payment pursuant to subparagraph 6.3.2 and 6.3.5 above shall survive the termination of this Lease. If after termination of this Lease, actual Operating Expenses for the calendar year of the termination are less than Estimated Expenses for such year, Landlord shall pay Tenant in cash its Pro rata share of such difference. If actual expenses are higher than Estimated Expenses, then Tenant shall pay Landlord in cash its Pro rata Share of such difference. Any payment pursuant to this subparagraph shall be prorated based upon the number of months of the Term in the year of termination.

     6.4 Landlord shall maintain complete and accurate records of all Expenses. Tenant or its representative shall have the right to inspect Landlord's records of the Expenses once each year during reasonable business hours and following thirty (30) days' notice to Landlord.

     6.5 For purposes of computing Tenant's pro rata share of Excess Expenses under this Lease, the maximum increase in the Building's Operating Expenses for any one year over the prior year shall be limited to ten percent (10%). This provision limits the base for calculating Tenant's pro rata share and shall not be construed to limit any annual increase in Tenant's pro rata share of the Excess Expenses.


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7.   CONSIDERATION

     7.1 Upon occupancy of the Premises by Tenant, Tenant shall deposit with landlord the sum of Eleven Thousand Fifty hundred and No/100ths Dollars ($11,050.00) which shall be credited to the first monthly installment of Rent due hereunder under section 5.1 hereof, and upon execution of this Lease by Tenant the additional sum of Twenty-Two Thousand One Hundred and No/100ths Dollars ($22,100.00), ("Security Deposit") to secure the faithful performance by Tenant under this Lease. If Tenant shall at any time fail to make payment or fail to keep or perform any Term, covenant, and condition on its part may be made or performed or kept under this Lease, including without limitation, payment of Rent, maintenance of the Premises in good repair, and surrendering the Premises in a clean condition, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation under this Lease, and without waiving its right to treat such failure as a default hereof, use, apply or retain the whole or any part of the Security Deposit reasonably necessary to remedy such failure of Tenant. In such event, Tenant shall, within five (5) days of written demand by Landlord, remit to Landlord sufficient funds to restore said Security Deposit and Landlord may commingle it, use it in ordinary business, transfer or assign it, or use it in any combination of those ways. No interest shall accrue on the Security Deposit. Should Tenant comply with all of said Terms, covenants, and conditions, and promptly pay all of the rental herein provided as it falls due, and at the end of the Term of this Lease, then said Security Deposit shall be returned to Tenant within thirty (30) following the termination of this Lease and vacating of the Premises by Tenant.

8.   LATE CHARGE

     8.1 Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense increases or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Building. Accordingly, if any installment of Base Rent, Operating Expense increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

9.   USE

     9.1 Tenant shall use and occupy the Premises during the Term for general office purposes and no other purpose without the prior written consent of Landlord. Tenant shall not use, suffer or permit the Premises or any part thereof to be used for any other purpose or purposes without obtaining written consent of Landlord, which consent shall not be unreasonably withheld.

     9.2 Nothing contained in this Lease shall be construed to prohibit or limit Landlord from using or leasing any portion of the Building, development, or project of which the Premises are a part, or any other property owned or controlled by him, for any lawful purpose.

     9.3 Should Tenant commit or permit any act or acts upon the Premises or use the Premises or permit the Premises to be used in any manner which will increase the existing rate of insurance on the Building, any part thereof or its contents or any part thereof, such additional expense shall be paid by Tenant to Landlord within ten (10) days of delivery to Tenant of notice of such increase. Tenant shall not, however, commit any acts which will cause the cancellation of any insurance policy. Tenant shall not sell or permit to be kept, used or sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policies, as such now or are hereafter provided, covering the Building, any part thereof, or its contents.

     9.4 Tenant shall not commit or suffer to be committed any waste upon the Premises or any public or private nuisance or any other act or thing which may disturb the quiet enjoyment of any other tenant in the Building in which the Premises are located. Tenant shall not use the Premises or permit the Premises to be used in whole or in part for any purpose that is deemed to be in violation of any laws, ordinances, regulations or rules of any public authority or organization at any time. A judgment of any court of competent jurisdiction or the admission by Tenant in any judicial or administrative action or proceeding against Tenant that Tenant has violated any such laws, ordinances, regulations, or rules in the use of the Premises shall be deemed to be a conclusive determination of that fact between Landlord and Tenant.

     9.5 Upon the expiration or sooner termination of this Lease, Tenant shall quit and surrender the Premises to Landlord in good condition and repair reasonable wear and tear excepted.


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10.  BUILDING SERVICES

     10.1 Landlord agrees to furnish heating, ventilating and air conditioning to the Premises to an extent lawfully permitted for the comfort and occupation of the Premises to during the hours 7:00 a.m. to 6:00 p.m., Monday through Friday and from 9:00 a.m. through 3:00 p.m. on Saturdays, legal holidays excepted. Tenant agrees to keep the corridor doors closed. Tenant agrees not to install any equipment which gives off heat in an amount which would place an overload on the central building facilities; and in all respects to conform with any reasonable rules and regulations Landlord shall make for the use of the heating and air conditioning systems and will not install equipment which would place an overload on the structure of the Building. Tenant will have the right to require and pay for at its cost and expense heating and air conditioning delivered to the floor or floors in which its Premises are located at times other than those specified herein, provided it gives Landlord twenty-four (24) hours notice of such requirements during weekdays and forty-eight (48) hours during weekends and holidays.

     10.1.1 The charge for after hours operation of the Building's system, heating and air conditioning, if required by Tenant, will be $27.50 per hour. Tenant acknowledges that there is supplemental heating and air conditioning servicing the Premises, which is separately metered and when activated Tenant shall pay the utility costs to operate this supplemental system.

     10.2 Landlord shall provide water, electricity, and use of elevators twenty-four (24) hours per day, seven (7) days a week.

     10.2.1  Landlord shall maintain, in good condition, the following:

     (a) The structural parts and exterior walls of the Premises which structural parts include the foundations, bearing walls, subfloor, roof, and windows (except if caused by acts of Tenant or its invitees).

     (b) The unexposed electrical, plumbing and sewage systems including without limitation, those portions of the systems lying outside Premises;

     (c) Utilities and building standard lamp replacement on a scheduled basis;

     (d)     Heating, ventilating and air conditioning systems of the Building;

     (e) The landscaping, parking, loading areas, walks and driveways of Premises;

     (f)     Elevators

     10.3 Landlord agrees to furnish, or cause to be furnished, the Premises with electricity necessary for lighting and fractional horsepower office machines, water, and elevator service in the Building. Janitorial service will be furnished five (5) times weekly, legal holidays excepted, time and days to be at Landlord's option. Window cleaning, inside and outside, will be furnished two
(2) times per year. No electric current will be furnished for high-energy consumption equipment such as electronic business machines or computers (other than electric typewriters, word processors, adding machines, copy machines, fax machine, desk-top computers, servers, or printers using 110 volts 20 amp circuits) or for hot plates or electric heaters (see Exhibit B attached hereto).

     10.4 If Tenant shall require electric current for purposes other than those specified above, it is understood that Landlord may cause an electric meter to be installed in the Premises for that equipment and kept in repair at the sole cost and expense of the Tenant, so Tenant agrees to pay Landlord for all such electric current consumed for any such other purposes at the rates charged for similar services by the local public utility plus any additional expense incurred in installing and maintaining such meter and keeping account of the current so consumed. Statements of Landlord for such consumption of electric current shall be rendered to Tenant not less frequently than quarter annually, and final statements shall be rendered to Tenant on or before the last days of the fourth month after expiration of the Lease. The amount of such statements shall be paid by Tenant within fifteen (15) days after the same have been rendered.

     10.5 Landlord shall not be liable for any damage to person or property of any nature whatsoever, or compensation or claim for abatement of Rent or otherwise by reason of any inconvenience, annoyance, injury, or loss arising from the installation, operation, and maintenance of any equipment or service provided under this Article 10 or otherwise or from any failure to keep said equipment or service in operation when such failure is occasioned by act or neglect of Tenant or by repairs, removals, improvements needful in the judgment of Landlord or by any power failure, labor controversy or by any accident or casualty whatsoever, or for any other reason whatsoever and howsoever occurring beyond Landlord's reasonable control. If interruptions, curtailment or stoppage of any equipment or service extends beyond five (5) working days after written notification is received by Landlord and is caused by Landlord or its agents', employees', or contractors' negligence in properly maintaining or otherwise timely commencing repair of any item of equipment, then Tenant shall be entitled to a pro rata adjustment of rent for the period of any such curtailment or stoppage of service.

     10.6 Landlord shall not be required to furnish and Tenant shall not be entitled to receive any such service provided for in this Article 10 during any period when Tenant is in default under the provisions of this Lease.

11.  CONDITION OF PREMISES AND REPAIRS

     11.1 Tenant shall be deemed to have agreed by accepting occupancy that the Premises are in good order, condition, and repair except for latent defects and except for items as to which Tenant has notified Landlord in writing prior to the date on which Tenant occupies the Premises. Tenant, at Tenant's expense, shall keep the interior, non-structural portions of the Premises in good order, condition, and repair, including all fixtures, and equipment installed by Tenant except for normal wear and tear. In the event Tenant fails to maintain the Premises in good order and repair, except for reasonable wear and tear, Landlord shall give Tenant notice to make such repairs or perform such maintenance as Landlord deems appropriate. In the event Tenant fails to do so within fifteen
(15) days of receipt of notice, or if such repairs cannot be reasonably made within such a period and if Tenant has not commenced to make the repairs and/or has not diligently prosecuted the repairs to completion, Tenant shall be in material breach and default of this Lease, and Landlord shall have the option, but not the obligation, to make such repairs or perform such maintenance at the expense of Tenant and the cost thereof shall be deemed to be, and shall be paid, as additional rent, with the rent next due following the delivery of notice to Tenant of said cost. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as a result of making any such repairs or performing such maintenance. Landlord's right to perform such repair is in addition to a cumulative with all other rights Landlord has hereunder and at law and in equity, and Landlord may elect to utilize any number of such other remedies with or without so performing such work.

12.  ALTERATIONS

     12.1 Tenant, at its expense, may make changes, additions and improvements to the Premises provided any change, addition or improvement shall:

     (a) Be made only with the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, and which shall include approval of space plans and final working drawings, if applicable; and

     (b) comply with all applicable governmental regulations and carry certification from the Tenant's designer or architect that the changes, additions or improvements to the Premises, to the best of the certifier's knowledge, meet the requirements of the Americans with Disabilities Act; and

     (c) equal or exceed the current construction standards for the building; and

     (d) be performed by licensed contractors who have, prior to commencing work, delivered to Landlord evidence of insurance coverage in amount and form satisfactory to Landlord, which current insurance requirements are described in Article 12.1.1 of this Lease.

     12.1.1  Commercial General Liability Insurance - Landlord's current
             --------------------------------------
insurance requirements for contractors working in the Building, which may be changed from time to time as is reasonably necessary, are as follows:

Each contractor or subcontractor shall secure and maintain, at its own expense, a commercial general liability policy which insures against bodily injury, property damage, personal injury and advertising injury claims arising from work conducted or service provided on behalf of the Tenant, with a combined single limit of $1,000,000 per occurrence, a general aggregate limit of $2,000,000, and a products/completed operations aggregate limit of $2,000,000. Any general aggregate limit shall apply per project (contractor). Such insurance shall include Landlord, Landlord's Agents or Representatives and the Engineer/Architect as additional insureds and certificate holders. Such insurance shall include the following coverage extensions:

     (a)     Contractual liability;
     (b)     Broad form property damage liability,
     (c)     Personal and advertising injury liability; and
     (d)     Coverage for liability arising from independent contractors.

Coverage may not be written on a claims made basis without prior approval of Landlord.

High Risk
---------

Any contractors or subcontractors whose work or services listed on the "High Risk Schedule" attached as Exhibit E-1 are required to provide a combined single limit of $5,000,000 per occurrence, a general aggregate limit of $5,000,000 and a products/completed operations aggregate of $5,000,000. All other requirements remain unchanged.

Business Auto Liability
-----------------------

Contractors and subcontractors shall secure and maintain, at their own expense, a business auto liability policy which insures against bodily injury and property damage claims arising out of maintenance, use or operation of "any auto." A combined single limit of liability for bodily injury and property damage of $1,000,000 per accident shall be furnished. Such insurance shall include Landlord and Landlord's Agents or Representatives as additional insureds and certificate holders.

Workers Compensation & Employers Liability
------------------------------------------

Contractors and subcontractors shall secure and maintain, at its own expense, workers compensation insurance and employers liability insurance. The workers compensation insurance must satisfy the Contractor's/Subcontractor's workers compensation obligation to its employees in the states in which they operate on the Tenant's behalf. Employers liability insurance must be secured with minimum limits of $1,000,000 for bodily injury by accident, $1,000,000 each employee for bodily injury by disease, and a $1,000,000 policy limit for bodily injury be disease or by Contractor's/Subcontractor's employees.

Certificate of Insurance
------------------------

Contractors/Subcontractors shall furnish certificates of insurance, evidencing such policies required above prior to commencement of work or services and prior to each renewal thereafter. Such insurance shall be written with insurers licensed to do business in the state in which the property is located, with a Best Insurance Reports rating of "A," "VIII" or better unless otherwise approved by Landlord, Landlord's Agents or Representatives. Such policies shall be endorsed and such certificates shall provide that no cancellation, non-renewal or material reduction in coverage can take effect unless 30 days prior written notice by registered mail to furnished to the Landlord.

     12.1.2 Tenant or Tenant's contractor(s) shall apply for and obtain any and all permits required for any alteration. Copies of each permit, the signed, approved inspection records and a Certificate of Occupancy issued by the Building Department shall be provided to Landlord at the completion of work and prior to Tenant's occupancy of the Premises.

     12.1.3 Within sixty (60) days of the completion of any alterations to the Premises, Tenant shall provide Landlord with a copy of the construction contract for the alteration along with copies of lien releases evidencing Tenant's full payment under that contract.

     12.1.4 Within sixty (60) days of completion of any alterations to the Premises, Tenant shall provide to Landlord one (1) set of reproducible sepia "as built" drawings and two (2) "as built" copies of drawings showing all alterations, improvements, and changes to the Building and Premises.

     12.2 Tenant shall have the right at any time during the Term of this lease to remove its trade fixtures and personal property from the Premises provided that such removal shall not damage or mar the Premises. Tenant, upon the termination of this lease or the expiration of the Term hereof or upon vacating the Premises for any reason, shall quit and surrender the Premises in good order, condition, and repair, reasonable wear and tear excepted. Upon the termination of this Lease or the expiration of the Term, Landlord shall have the option to require Tenant to remove from the Premises, at Tenant's expense, all trade fixtures placed on the Premises by Tenant, with the Premises thereafter to be restored or repaired as required in Article 11.1 by Landlord, at the expense of the Tenant.

     12.3 Tenant shall keep the Premises and the Building of which the Premises are a part free and clear of any liens and shall indemnify, hold harmless, and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event any lien is filed, Tenant shall do all acts necessary to discharge any lien within ten (10) days of filing, or if Tenant desires to contest any lien, then Tenant shall deposit with Landlord within ten (10) days of filing the lien such security as Landlord shall demand to insure the payment of the lien claim. In the event Tenant shall fail to pay any lien claim when due or shall fail to deposit the security with Landlord within the aforesaid ten (10) day period, the Tenant shall be in default of this Lease. In addition to any other remedies Landlord may have under this Lease for the default, Landlord shall also have the right to expend all sums reasonably necessary to discharge the lien claim and to notify the Tenant of the amount of such sums. Thereafter, Tenant shall pay as additional rental, when the next rental payment is due, all sums expended by Landlord in discharging any lien, including actual attorneys' fees and costs.

13. TAXES

     13.1 Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the Term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except taxes attributed to Landlord's tenant improvement allowance given to the original tenant of the Premises. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures, and personal property shall be assessed or taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. If the local taxing authority issues a separate tax statement for Tenant's improvements, Tenant shall pay those taxes directly prior to delinquency. Failure of Tenant to so pay timely all or any part of the taxes it is obligated to pay hereunder shall be a material breach and default of this Lease.

14. ASSIGNMENT AND SUBLETTING

     14.1 Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises, without Landlord's prior written consent, which Landlord shall not unreasonably withhold or delay. Landlord shall respond to Tenant's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

     14.2 If Tenant wishes to sublet any portion of the Premises ("Proposed Sublease Space"), Tenant shall give to Landlord, at least thirty (30) days prior to the proposed effective date of such subletting ("Proposed Effective Date") a notice of intention to sublease ("Notice of Intention"), which states the Proposed Effective Date and fully describes the Proposed Sublease Space and the proposed subtenant. Tenant shall also provide Landlord any reasonable additional information requested by Landlord concerning the proposed sublease or the proposed sublessee immediately upon request.

     14.3 If Tenant wishes to sublet the whole Premises for the entire remaining term, as to the whole Premises, Landlord shall have the right, to be exercised by giving notice ("Recapture Notice") to Tenant within fifteen (15) working days after receipt of Tenant's Notice of Intention, to recapture the Premises. If such Recapture Notice is given, it shall serve to cancel and terminate the entire remaining Term of this Lease as of the Proposed Effective Date and as fully and completely as if said Date had been definitely fixed for the expiration of the Term of this Lease and all option rights of Tenant under this Lease with respect to the space shall also terminate retroactively as of the date Tenant gave its Notice of Intention. If such Recapture Notice is not given within 15 working days after receipt of Tenant's Notice of Intention, to recapture the Premises then approval to sublease shall be deemed given.

     14.4 As to a portion of the Premises, upon receiving Tenant's Notice of Intention, Landlord will not unreasonably withhold or delay its consent to Tenant's subletting the Proposed Sublease Space pursuant to the Proposed Agreement as provided in its Notice of Intention subject, however, to all the other provisions of this Article.

     14.5 In the event of any assignment or sublease of all or any portion of the Premises ("Transferred Space") where the rental reserved and all other consideration paid by or on behalf of the assignee or subtenant for such assignment or sublease, no matter how characterized and without regard to whether such appears in the assignment or sublease, exceed or are in addition to the rental reserved in the Lease or prorate portion of such rental, as the case may be, for such Transferred Space, Tenant shall pay Landlord, as additional rent, immediately after Tenant receives the same, fifty percent (50%) of such excess after first deducting the cost amortized on a straight line basis over the remaining term of the lease of (i) the Broker's commission paid by Tenant with regard to the transfer, (ii) and the cost of improvements made to the Premises by Tenant at Tenant's expense for the purpose of subletting or assigning of the rental reserved or other consideration for the assignment or sublease over the rental reserved in this Lease applicable to the Transferred Space.

     14.6 That Tenant (and any guarantor of this Lease) remains fully liable during the unexpired Term of the Lease. Regardless of the Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provisions hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant, in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said assignee. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this lease.

     14.7 Tenant shall have the right to enter into a sublease, subject to the Landlord's approval as defined herein and which approval will not be unreasonably withheld or delayed, provided that the proposed tenant is generally compatible with the use and tenant mix of the Building and that existing tenants would not be adversely affected by the sublease tenant's use and occupancy of the Premises. Tenant shall not sublease the Premises to any other Tenant that is or in the future will be prohibited by virtue of restrictive clause(s) in any other tenant lease and Landlord reserves the right to deny the right to sublease to such tenant(s) unless express permission and waiver are received from the tenant or tenants holding such restrictive clause(s). For purpose of this
Section 14.7 any use permitted in Section 9.1 shall be deemed a compatible use and tenant mix of the building.

     14.9 Attorney's Fees: In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act Tenant proposes to do then Tenant shall pay Landlord's reasonable attorney's fees incurred in connection therewith, such attorney's fees not to exceed Three Hundred Fifty ($350.00) Dollars for each such request.

15. HOLDING OVER

     15.1 Any holding over after the expiration of this Lease by Tenant with the consent of the Landlord shall be deemed to be a tenancy from month to month and except for the Term thereof shall be on the same terms and conditions specified herein, so far as applicable, except for Rent which shall be at 125% month's rent due under this agreement.

16. NOTICES

     16.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 16. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     16.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

     16.3 Notices for Landlord shall be addressed to:

               NORTH BLOCK PARTNERSHIP
               c/o Stephen T. Wong
               LaSalle Advisors Limited Partnership
               888 S.W. Fifth Avenue, Suite 1280
               Portland, OR 97204

     c/o  Robert E. Cullen                          North Block Partnership
          c/o Wolff Senson Buttery                  c/o Wolff Senson Buttery
          99 Almaden Boulevard, Suite 1075          11828 La Grange Ave., #200
          San Jose, CA 95113                        Los Angeles, CA 90025

     16.3 Notices for Tenant, prior to its occupancy of the Premises, shall be addressed to:

            AGILE SOFTWARE
            2 North First Street
            San Jose, CA 95113

17. SIGNS

     17.1 Tenant may not place or permit to be placed in, upon, about, or outside the Premises or any part of the Building in which the Premises are located, any sign(s) unless the prior written consent of Landlord is obtained.

     17.2 Tenant shall pay all permit and license fees which may be required to be paid for the erection and maintenance of any and all such signs, and such signs shall be legally permitted to be installed. Tenant agrees to exonerate, save harmless, protect and indemnify Landlord from and against any and all losses, damages, claims, suits, or actions for any damage or injury to person or property caused by the erection and maintenance of such signs or parts thereof, and insurance coverage for such signs shall be included in the public liability policy which Tenant is required to furnish under Sections 20.1 and 20.2 hereof:

     17.3 Landlord hereby agrees to install a building directory in the lobby of the Building, which building directory shall list, one time only at Landlord's expense in one location, both the name of the Tenant and each of Tenant's partners, principals, and key executives. Each directory shall be listed alphabetically from A through Z, and all names shall be of uniform size and style.

18. RIGHT OF ENTRY

     18.1 Landlord and its agents shall have the right at any reasonable time upon reasonable notice and accompanied by Tenant, except for janitors, emergencies and in response to Tenant's request for repairs, to enter upon the Premises for the purposes of inspection, serving, or posting notices, maintaining the Premises, making any necessary or appropriate repairs, alterations, or additions to any portion of the Premises (including the erection and maintenance of scaffolding, partitions, and repair equipment as shall be required), complying with laws, ordinances, and regulations, protecting the Premises, or for any other lawful purpose, including showing the Premises to prospective purchasers or tenants, so long as such entry and activity do not interfere with the business activities of Tenant on the Premises. Tenant shall not, in such event, claim or be allowed or paid any damages for any injury or inconvenience occasioned thereby.

19. INDEMNIFICATION

     19.1 Tenant shall indemnify and hold harmless Landlord from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or other things done, permitted or suffered by Tenant in or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default to the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, and from all costs, attorneys fees, and liabilities, incurred in or about the defense of any such claim or any action or proceeding brought thereon. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises, from any cause other than Landlord's negligence or intentional misconduct; and Tenant hereby waives all claims in respect thereof against Landlord. Tenant shall give prompt notice to Landlord of any casualty or accident in or about the Premises of which it has knowledge or notice. This indemnity is conditioned upon Landlord giving Tenant prompt notice of any claim being asserted or claimed against Landlord for which Tenant might be called upon to indemnify Landlord.

     19.2 Landlord shall indemnify and hold harmless Tenant from any and all claims arising from Landlord's work, or other things done, permitted or suffered by Landlord in or about the Premises, and shall further indemnify and hold harmless Tenant against and from any and all claims arising from any breach or default to the performance of any obligation on Landlord's part to be performed under the terms of this Lease, or arising from any act or negligence of the Landlord, and from all costs, attorneys fees, and liabilities, incurred in or about the defense of any such claim or any action or proceeding brought thereon. Landlord upon notice from Tenant shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant.

20. INSURANCE

     20.1 Landlord's Insurance - Landlord shall secure and maintain.
          --------------------

     (a) All risk property insurance on the Project. Landlord shall not be obligated to insure any furniture, equipment trade fixtures, machinery, goods, or supplies which Tenant may keep or maintain in the Premises or any alteration, addition, or improvement which Tenant may make upon the Premises. In addition, Landlord shall secure and maintain rental income insurance.

     If the annual cost to Landlord for such property or rental income insurance exceeds the standard rates because of the nature of Tenant's operations, Tenant shall, upon receipt of appropriate invoices, reimburse Landlord for such increased cost.

     (b) Commercial general liability insurance. Such insurance shall be in addition to, and not in lieu of, insurance required to be maintained by Tenant. Tenant shall not be named as an additional insured on any policy of liability insurance maintained by Landlord.

     20.2  Tenant's Insurance. Tenant shall secure and maintain, at tenant's
           ------------------
     expense:

     (a) All risk property insurance on all of Tenant's fixtures and personal property in the Premises and on any alterations, additions or improvements made by Tenant upon the Premises, all for the full replacement cost thereof. Tenant shall use the proceeds from such insurance for the replacement of fixtures and personal property and for the restoration of Tenant's improvements, alterations, additions to the leased premises. Landlord shall be named as loss payee as respects alterations, additions or improvements.

     (b) Extra expense insurance to cover the cost of Tenant's relocation due to destruction of the Premises.

     (c) Workers compensation and employers liability insurance. The employers liability insurance shall afford limits not less than $500,000 per accident, $500,000 per employee for bodily injury by disease, and $500,000 policy limit for bodily injury by disease. Such insurance shall comply with Tenant's obligations to the employees under California law.

     (d) Commercial general liability insurance which insures against claims for bodily injury, personal injury, advertising injury and property damage based upon, involving or arising out of the use, occupancy or maintenance of the Premises and the Project. Such insurance shall afford, at a minimum, the following limits:

           Each Occurrence                                   $1,000,000
           General Aggregate                                  2,000,000
           Personal & Advertising Injury Liability            1,000,000
           Fire Damage Legal Liability                           50,000
           Medical Payments                                       5,000

     Any general aggregate limit shall apply on a per-location basis.

     Such insurance shall name Landlord; its trustees, officers, directors agents and employees; Landlord's Mortgagees; and Landlord's Representatives as additional insureds.

     This coverage shall include blanket contractual liability, broad form property damage liability and shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Such insurance shall be written on an occurrence basis and contain a standard separation of insureds provision.

     (e) Business auto liability which insures against bodily injury and property damage claims arising out of the ownership, maintenance or use of "any auto". A minimum of a $1,000,000 combined single limit per accident shall apply.

     (f) Umbrella excess liability insurance, on an occurrence basis, that applies excess of required commercial general liability, business auto liability and employers liability policies, which insures against bodily injury, property damage, personal injury and advertising injury claims with the following minimum limits:

           Each Occurrence                             $2,000,000 minimum
           Annual Aggregate                             2,000,000 minimum

     These limits shall be in addition to and not including those stated for underlying commercial general liability, business auto liability and employers liability, business auto liability and employers liability insurance. Such policy shall name Landlord; its trustees, officers, directors, agents and employees; Landlord's Mortgagees; and Landlords' Representatives as additional insureds.

     (g) General insurance requirements. All policies required to be carried by Tenant hereunder shall be issued by and binding upon an insurance company licensed to do business in the state of California with a rating of at least "A VIII" or better as set forth in the most current issue of Best's Insurance Reports, unless otherwise approved by Landlord. Tenant shall not do or permit anything to be done that would invalidate the insurance policies required.

     Liability insurance maintained by Tenant shall be primary coverage without right of contribution by any similar insurance that may be maintained by Landlord.

     Certificates of insurance, acceptable to Landlord, evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord prior to delivery or possession of the Premises and ten days prior to each renewal date. Certificates of insurance shall include an endorsement for each policy showing that Landlord; its trustees, officers, directors, agents and employees; Landlord's Mortgagees; and Landlord's Representatives are included as additional insureds on liability policies and that Landlord is loss payee for property insurance. Further, the certificates must include an endorsement for each policy whereby the insurer agrees not to cancel, non-renew or materially reduce the limits of the policy on the premises without at least 30 days prior written notice to Landlord and Landlord's Representative.

     In the event that Tenant fails to provide evidence of insurance required to be provided by Tenant hereunder, prior to commencement of the term and thereafter during the term, within 10 days following Landlord's request thereof, and 30 days prior to the expiration date of any such coverage. Landlord shall be authorized (but not required) to procure such coverage in the amount stated with all costs thereof to be chargeable to Tenant and payable upon written invoice thereof.

     The limits of insurance required by this lease, or as carried by Tenant, shall not limit the liability of Tenant or relieve Tenant of any obligation thereunder, except to the extent provided for under Waiver of Subrogation. Any deductibles selected by tenant shall be the sole responsibility of Tenant.

     20.3 Waiver of Subrogation - Anything in this lease to the contrary
          ---------------------
notwithstanding, Landlord and Tenant each waives all rights of recovery, claim, action or cause of action against the other, its agents (including partners, both general and limited), trustees, officers, directors, employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Project or any personal property of such party therein, by reason of any peril required to be insured against under this lease, regardless of cause of origin, including negligence of the other party. Tenant and Landlord covenants that, to the fullest extent permitted by law, no insurer shall hold any right of subrogation against the other. Tenant shall advise its insurers of the foregoing and such waiver shall be permitted under any policies maintained by Tenant pursuant to Paragraph 20.2(a) and Paragraph 20.2(b)

21. ESTOPPEL CERTIFICATE

    21.1 Tenant shall execute, acknowledge and deliver to Landlord within ten
(10) days of request by Landlord from Lease Commencement Date or payment in full by Landlord of any contribution toward Tenant Improvements, if any, the attached form of Estoppel unmodified and in full force and effect (or if there have been modifications that the same are in full force and effect as modified), the date of commencement of this Lease, the date on which rent has been paid, and any such other information as Landlord shall reasonably request. Also, at any time if requested by Landlord, Tenant shall execute and return to Landlord within ten (10) days the same or a similar form of Estoppel Certificate. It is acknowledged by Tenant that any such statement is intended to be delivered by Landlord and relied upon by prospective purchasers, mortgages, beneficiaries under deeds of trust or assignees thereof. Failure of Tenant to timely execute and return said Certificate to Landlord within said ten (10) days shall be deemed approval of same by Tenant and all information set forth on said Certificate shall be conclusively binding on Tenant.

22. SUBORDINATION AND NON-DISTURBANCE

     22.1 Tenant shall, subject to the conditions set forth below, at the request of Landlord, in writing, cause its interest to become subordinate to any such first mortgage or first deed of trust which has been or shall be placed on the land and building or land or building of which the Premises form a part. Tenant shall, at any time hereinafter on demand, execute any instruments, releases, or other documents that may be required by any mortgagee, mortgagor, or trustor or beneficiary under any such first deed of trust or first mortgage for the purpose of subjecting and subordinating this Lease to the lien of any such first mortgage or first deed of trust, provided, however, that such instrument must provide in effect that: (a) in the event of foreclosure or other action taken under the mortgage or deed of trust by the holder thereof, this Lease and the rights of Tenant hereunder (including the right, if any, to extend the Term thereof and for additional space) shall not be disturbed but shall continue in full force and effect so long as Tenant shall not be in default hereunder, and (b) such holder shall permit insurance proceeds and condemnation proceeds to be used for any restoration and repair required by this Lease; and
(c) no property owned or removable by Tenant shall be subject to any lien of the mortgage or deed of trust. Tenant agrees that if the mortgagee, beneficiary, or any person claiming under the mortgagee or beneficiary shall succeed to the interest of Landlord in this Lease, Tenant will recognize said mortgagee, beneficiary, or person as its landlord under the terms of this Lease, provided that said mortgagee, beneficiary, or person for the period during which beneficiary, trustee, or person shall hold Landlord's interest in the Premises shall assume all of its obligations of Landlord hereunder.

23. COMPLIANCE WITH LAWS AND RULES

     23.1 Tenant, at Tenant's sole cost, shall comply at all times with all laws, ordinances, orders, and regulations of all governmental and public authorities with respect to the use of the Premises and any associated adjacent Parking Facilities structure controlled or managed by Landlord and the use and occupation thereof by Tenant. A judgment of any court of competent jurisdiction or the admission by Tenant in any judicial or administrative action or proceeding against Tenant that Tenant has violated any such laws, ordinances, or order or regulations, shall be deemed to be conclusive as to Landlord and Tenant.

     23.2 Tenant and Tenant's agent, servants, and employees, visitors, and licensees shall observe and comply strictly with all reasonable rules and regulations now adopted or which are adopted hereafter for the care, protection, cleanliness, and proper operation of the Building. A copy of the current Rules and Regulations is attached as Exhibit B. Landlord shall have no obligation to Tenant as a result of the violation of any such rules by any tenant or any other person. Landlord shall maintain a copy of such rules in the office of Landlord for inspection by Tenant at any reasonable time. Each and every such rule shall be deemed a material term of this Lease.

24. DESTRUCTION

     24.1 In the event of damage causing a partial destruction of the Premises during the Term of this Lease from any cause as to which repairs can be made within (90) days from the date of the damage under the applicable laws and regulations of governmental authorities, Landlord shall repair said damage promptly and within a reasonable period of time, but Tenant and Tenant's insurance carrier will be solely responsible for repair and replacement, if any, of Tenant's improvements, furniture, fixtures, or any other work required in the Premises, and shall repair and replace within said ninety (90) days following full access to the Premises by Tenant, all improvements made at Tenant's expense and all furniture and fixtures in the Premises. Any such partial destruction shall in no way void this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made such proportionate reduction to be based upon the extent to which the portion of the Premises not usable by Tenant bears to the total area of the Premises, provided that if such damage is caused by negligence or greater culpability of Tenant, his agents, servants, employees, invitees, or permitees then Tenant shall not be entitled to abatement of rent not covered by insurance. Tenant shall be liable to Landlord for any and all damage caused by negligence or greater culpability of Tenant, his agents, servants, employees, invitees, or permitees and the cost of repairing same and Tenant shall be entitled to no reduction in rent.

     24.2 If such repairs cannot be made within ninety (90) days, Landlord may, at its option, make the same within the period of no more than one hundred twenty (120) days, this Lease continuing in full force and effect and the rent to be proportionately rebated as provided in the previous Section. In the event that Landlord does not so elect to make such repairs which cannot be made in ninety (90) days, or such repairs cannot be made under such laws and regulations, or in the event Landlord does not make the repair within one hundred twenty (120) days, this Lease may be terminated at the option of either party.

     24.3 With respect to any partial destruction which Landlord is obligated to repair or may elect to repair under the terms of this Article, the provisions of any statute or law permitting Tenant to terminate this Lease are waived by Tenant. In the event that the Building which the Premises are situated is destroyed to the extent of thirty-three and one-third percent (33-1/3%) or more of the then replacement cost thereof, the Landlord may elect to terminate this Lease, whether the Premises are injured or not.

     24.4 A total destruction of the Premises or of the Building shall terminate this Lease as of the date of such total destruction. The determination that such total destruction has occurred shall be made by Landlord in its sole discretion which shall be reasonably exercised.

     24.5 Except as stated in Section 24.1 herein with respect to reduction of rent as therein provided, Tenant shall not have any claim whatsoever against Landlord for any damages, nor shall Tenant be released or discharged from any of its obligations, liabilities, or indebtedness hereunder, should the possession by Tenant of the Premises be disturbed or interfered with or affected in any manner whatsoever, and irrespective of how caused, or by whom, excepting only the negligent, intentional, or willful interference in the possession of Tenant by Landlord.

     24.6 Upon termination of this Lease pursuant to Article 24, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as to which Landlord is not entitled hereunder.

     24.7 Tenant waives the provisions of California Civil Code Sections 1932
(2) and 1933 (4) and any successor statutes or other statutes or laws which may now or during the Term of this Lease exist and which relate to termination of leases when the thing leased is destroyed, in whole or in part, and agrees that such event shall be governed solely by the terms of this Lease.

     24.8 Anything contained in this Article to the contrary notwithstanding, Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages from any casualty covered by this Article occurs during the last twelve (12) months of this Lease or any extensions thereof. Tenant shall have the right to cancel this lease if Landlord elects not to make repairs under Section 24.2.

25. CONDEMNATION

     25.1 If any part of the Premises shall be taken or condemned for public or quasi-public use by right of eminent domain, with or without litigation, or transferred by agreement in connection with such public or quasi-public use, this Lease, as to the part so taken or condemned or transferred shall terminate as of the date title shall vest in the condemnor or transferee and the rent payable hereunder shall be adjusted so that tenant shall be required to pay for the remainder of the Term only such portion of the rent as the area in the part remaining that remains useable by Tenant for its business purposes after the taking or condemnation or transfer bears to the area of the entire Premises as of the date title shall vest in the condemnor.

     25.2 In the event of such partial taking or condemnation by judgment, verdict or agreement, Landlord and Tenant each shall have the option to terminate this Lease as of the date title shall vest in the condemnor or transferee. If all of the Premises shall be so taken, condemned, or transferred or such part thereof be so taken, condemned, or transferred so that there does not remain a portion susceptible of occupation hereunder, this Lease shall terminate as of the date title shall vest in the condemnor or transferee and Tenant shall have no responsibility to pay rent from the date of such termination.

     25.3 All compensation awarded upon such condemnation or taking shall go to the Landlord and the Tenant shall have no claim thereto, and the Tenant hereby irrevocably assigns and transfers to Landlord any right to compensation or damages to which Landlord may become entitled during the Term hereof by reason of the condemnation of all or part of the Premises. Notwithstanding anything in the foregoing to the contrary, Tenant, if not in default hereunder, shall have the right to receive that portion of the award made expressly for the moving or relocation expenses of Tenant, the trade fixtures of Tenant, any improvements paid for by Tenant and business disruption of Tenant.

26. INABILITY TO PERFORM

     26.1 This Lease and the obligation of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of his obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of unavailability or scarcity of material, strike, or other labor troubles, or any other causes beyond the reasonable control of Landlord. If Landlord is unable to give possession of the Premises to Tenant as provided for under Article 4 hereof within 45 days after the estimated Lease Commencement Date set forth therein, this Lease shall automatically terminate, and Landlord, by reason thereof shall not be subject to any liability therefor except that Landlord shall return to Tenant all monies which Landlord has theretofore received from Tenant as prepaid rent or as a security deposit.

27. INVOLUNTARY TERMINATION

     27.1 This Lease, at the option of Landlord, shall cease and terminate upon the happening of any of the following events:

     (a) The filing of a petition for any proceeding under the Bankruptcy Act or any amendment thereto by Tenant or Lease Guarantor or any other person against Tenant or any Lease Guarantor, and same is not discharged within ninety (90) days of filing.

     (b)  A finding or judgment of insolvency of Tenant or any Lease Guarantor.

     (c) An assignment for the benefit of creditors by Tenant or any Lease Guarantor.

     (d) The levying of a writ of execution on the business of Tenant or any Lease Guarantor or on the assets of Tenant or any Lease Guarantor which represents thirty-three and one-third percent (33-1/3%) or more of net worth of that Tenant or Lease Guarantor.

     (e) The appointment of a receiver to take possession of the Premises or the assets of Tenant or any Lease Guarantor which represents thirty-three and one-third percent (33-1/3%) or more of the net worth of that Tenant or Lease Guarantor.

28. DEFAULT

     28.1 Tenant shall be in material default of this lease, if Tenant fails to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than the payment of rent where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given Tenant under applicable Unlawful Detainer statutes. If Tenant shall fail to make any payment of rent or any other payment required to be made by Tenant, as and when due, where such failure shall continue for a period of three
(3) business days after written notice thereof from Landlord to Tenant, or if Tenant should abandon, vacate, or surrender the Premises or be dispossessed by any process of law, or Tenant shall fail to perform timely any of its other terms or obligations under this Lease, the same shall constitute an act of default and Tenant shall be in material breach of this Lease, and Landlord, in addition to all other rights or remedies provided by law, shall have the following rights:

     28.1.1 In the event Tenant commits an act of default and abandons the Premises, Landlord may elect to continue this Lease in full force and effect and not terminate Tenant's right to possession of the Premises, in which event Landlord shall have the right to enforce any rights and remedies granted by this Lease and by law against Tenant, including without limitation, the right to collect when due rental and other sums payable hereunder, provided that after the occurrence of the act of default and abandonment of the Premises by Tenant and for so long as Landlord does not terminate Tenant's right to possession of the Premises, Tenant shall have the right to assign or sublet this Lease upon the prior written consent of Landlord, which consent Landlord will not unreasonably withhold. Landlord shall not be deemed to have elected to terminate Tenant's right to possession unless Landlord gives Tenant written notice of such election to terminate and in no event shall Landlord's acts of maintenance or preservation of the Premises, efforts to relet the Premises, or obtaining the appointment of a receiver to protect the interest of Landlord under the Lease be deemed to constitute such termination.

     28.1.2 Landlord may elect by written notice to Tenant to terminate the Lease at any time after the occurrence of an act of default, and in such event Landlord may, at Landlord's option and to the extent permitted by law, declare this Lease and Tenant's right to possession terminated, re-enter the Premises, remove Tenant's property therefrom and store it for Tenant's account and at Tenant's expense, eject all persons from the Premises, and recover damages from Tenant without hindrance, and Landlord shall not thereby be liable in damages for such re-entry or be guilty of trespass or forcible entry. In the event Landlord elects to so terminate this Lease and Tenant's right to possession, or they are terminated by operation of law, such termination shall cancel all Tenant's options, if any, to extend the Term.

     28.1.3 In the event Landlord elects to so terminate this Lease and Tenant's right to possession in accordance with the foregoing paragraph, or the same are terminated by operation of law, Landlord may recover as damages from Tenant the following:

            (i) The worth at the time of award of the unpaid rent and other sums due hereunder which had been earned at the time of termination of the Lease; plus

            (ii) The worth at the time of the award of the amount by which the unpaid rent and other sums due hereunder which would have been earned after the date of termination of this Lease until the time of the award exceeds the amount of such loss of rental and other sums due that Tenant proves could have been reasonably avoided; plus

            (iii) The worth at the time of award of the amount by which unpaid rental and other sums due hereunder for the balance of the Term after the time of award exceeds the amount of loss of such rental and other sums that Tenant proves could be reasonably avoided; plus

            (iv) Any other amount, including attorney's fees and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's act of default or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of reletting and remodeling the Premises for a new tenant and brokerage fees involved in same.

     28.1.4 The "worth at the time of award" of the amounts referred to in subparagraphs 28.1.3 (i) and 28.1.3 (ii) above is computed by allowing interest, at the maximum rate allowable in California as of the date of this Agreement for business loans, from the date(s) such unpaid rental and other sums became due. The "worth at the time of award" of the amount referred to in subparagraph 28.1.3 (iii) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

29. ATTORNEY'S FEES AND HOLD HARMLESS

     29.1 Tenant agrees that if Landlord is involuntarily made a party defendant to any litigation concerning this Lease or the Premises or the Building in which the Premises are a part by reason, in whole or in part, of any act of omission of Tenant and not because of any act or omission of Landlord, the Tenant shall hold harmless the Landlord from all liability by reason thereof, including reasonable attorney's fees incurred by Landlord in such litigation and all taxable court costs. Landlord agrees that if Tenant is involuntarily made a party defendant to any litigation concerning this Lease or the Premises or the Building in which the Premises are a part by reason, in whole or in part, of any act of omission of Landlord and not because of any act or omission of Tenant, the Landlord shall hold harmless the Tenant from all liability by reason thereof, including reasonable attorney's fees incurred by Tenant in such litigation and all taxable court costs. If legal or equitable action shall be brought by Landlord for unlawful detainer of the Premises, for the breach of any term, covenant or provision hereof, the party prevailing in said action (Landlord or Tenant as the case may be) shall be entitled to recover from the party not prevailing costs of suit and a reasonable attorney's fee which shall be fixed by the Judge of the Court, or any court-appointed arbitrator or any Judge pro tem.

30. WAIVER

     30.1 No covenant, term, or condition or the breach thereof shall be deemed to be waived by Landlord, except by written consent of Landlord, and any waiver or breach of any covenant, term, or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term, or condition. Acceptance of all or any portion of rent at any time shall not be deemed to be a waiver of any covenant, term, or condition except as to the rent payment accepted.

31. QUIET POSSESSION

     31.1 Upon commencement of the Term of this Lease and Tenant's timely paying the Rent, Operating Expenses Escalation payments and other sums provided hereunder and timely observing and performing all of the covenants, conditions, and provisions on Tenant's part to be observed and performed hereunder, Tenant, so long as not in default hereunder, shall have quiet possession of the Premises for the entire Term hereof, subject to all the provisions of the Lease.

32. SALE BY LANDLORD

     32.1 In the event of a sale or conveyance by Landlord of the Building containing the Premises, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest to Landlord in and to this Lease. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assign.

33. BROKER REPRESENTATION

     33.1 Landlord and Tenant agree that neither party has appointed a real estate broker to represent it in the negotiation and consummation of the Lease except for Colliers Parrish International, Inc. representing the Landlord and Ritchie Commercial representing the Tenant which commission shall be paid by Landlord.

35. CONDITION OF PREMISES

     35.1 Following execution of this Lease, Landlord shall at its sole cost and expense make the following tenant improvements prior to occupancy:

     1.  Touch-up paint in the entire Premises.
     2.  Steam clean the carpet.
     3. Ensure that all electrical, mechanical and other systems serving the floor are in good working order.

36. MISCELLANEOUS

     36. 1 The captions of the paragraphs contained in this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any paragraph of the Lease.

     36.2 All of the terms, covenants, and conditions of the Lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, and administrators, successors, and assigns, except that nothing in this provision shall be deemed to permit any assignment, subletting or use of the Premises other than expressly provided herein.

     36.3 This Lease shall be governed and interpreted solely by the laws of the State of California then in force. Each number, singular or plural, as used in this Lease shall include all numbers and each gender shall be deemed to include all genders.

     36.4 Time is of the essence of this Lease and of each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. Each term and covenant contained in this Lease to be performed by Tenant is a condition and any breach of such after notice and the applicable grace period is a material breach of this Lease. If Tenant shall consist of more than one person or organization, each such term and covenant shall be deemed to be the joint and several obligation of each such person or organization. All rights and remedies granted to Landlord by law or equity or under the Lease shall be cumulative and non-exclusive of any other remedy.

     36.5 In the event Tenant hereunder shall be a corporation, the Tenant hereby covenants and warrants that Tenant is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Tenant to do business in California and all franchise and corporate taxes have been paid to date, and all future forms, reports, fees, and other documents necessary to comply with applicable law will be filed when due. Each individual executing this Lease on behalf of said corporation, warrants that the execution and delivery of this Lease by him has been duly authorized by the Board of Directors of the Tenant. If Tenant is a corporation Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors said corporation authorizing or ratifying execution of this Lease.

     36.6 If Tenant is a partnership, joint venture, or other unincorporated association, each individual executing this Lease on behalf of Tenant represents that this Lease is binding upon Tenant; furthermore, Tenant agrees that the execution of any written consent hereunder, or of any written modification or termination of this Lease, by a general partner of Tenant or any authorized agent of Tenant, shall be binding upon Tenant.

     36.7 The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises; and this document shall become effective and binding only upon execution and delivery hereof by Tenant and by Landlord (or, when duly authorized, by Landlord's agent or employee). No act or omission of any agent of Landlord or of Landlord's broker shall alter, change, or modify any of the provisions hereof.

     36.8 If any provision of this Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provisions of this lease and all other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, only one of which would render the provision valid, then the provision shall have the meaning which renders it valid.

     36.9 Tenant agrees and covenants to comply with all of Landlord's rules and regulations as set forth in Exhibit B attached hereto. Landlord shall have the right from time to time to promulgate amendments and additional new rules and regulations for the care, safety, maintenance, and cleanliness of the Premises and the Building, or for the preservation of good order. On delivery of a copy of such reasonable amendments and reasonable new rules and regulations to Tenant, Tenant shall comply with same. A violation of any such rules and regulations which continue beyond a reasonable cure period after written notice by Landlord to Tenant shall constitute a default by Tenant under this Lease. If there is a conflict between the said rules and regulations and any of the provisions of this Lease, the provisions of the Lease shall prevail.

     36.10 The laws of the State of California shall govern the validity, performance and enforcement of this Lease. Should either party institute a legal suit or action for enforcement of any obligation contained herein, it is agreed that the venue of such suit or action shall be in the county in which the Premises are located. This Lease is the result of negotiations between the parties hereto and shall not be construed either for or against Landlord or Tenant, but this Lease shall be interpreted in accordance with the general tenor of the language in an effort to reach an equitable result.

37. PARKING

     37.1 Tenant shall be granted twenty-six (26) free employee parking spaces. Such spaces shall be for passenger vehicles which fit inside the parking structure only and shall be located in Park Center Plaza Garage III.

     37.2 In addition, Tenant is granted the right to purchase up to twenty-six
(26) additional employee parking spaces at the current rate. Landlord, at Landlord's sole option, may assign up to thirteen (13) of these spaces as roof top only parking. Tenant shall also have the right to purchase additional spaces at current market rates on an "as available" basis.

     37.3 Tenant is granted the use of all spaces subject to the reasonable rules and regulations for operation of the parking facilities.

     37.4 Tenant agrees not to assign, sublet, or in any way transfer the right to use of the parking spaces, except to any successor to Tenant's Premises.

38. HAZARDOUS MATERIALS

     38.1 Landlord warrants that, to the best of its knowledge, the Premises are free of Hazardous Substances at the time of delivery to Tenant.

     38.2 Tenant shall not cause or permit any Hazardous Substances to be used, stored, generated, or disposed of on or in the Premises by Tenant, Tenant's agents, employees, contractors, or invitees without first obtaining Landlord's written consent. If Hazardous Substances are used, stored, generated, or disposed of on or in the Premises except as permitted above, or if the Premises become contaminated in any manner for which Tenant is legally liable, Tenant shall indemnify and hold harmless the Landlord from any and all claims, damages, fine, judgments, penalties, costs, liabilities or losses (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space, and any and all sums paid for settlement of claims, attorneys' fees, consultants' fees, and experts' free) arising during or after the Lease Term and arising as a result of that contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup removal, or restoration mandated by a federal, state, or local agency or political subdivision.

     38.3 Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on the Premises and that results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Substance on the Premises. Tenant shall first obtain Landlord's approval for any such remedial action.

     38.4 As used herein, "Hazardous Substances" means any substance that is toxic, ignitable, reactive, or corrosive and that is regulated by any local government, the state of California, or the United States Government. "Hazardous Substance" includes any and all materials or substances that are defined as "hazardous waste," extremely hazardous waste" or a "hazardous substance" pursuant to state, federal or local governmental law. "Hazardous Substance" includes, but is not restricted to, asbestos, polychlorobiphenyls ("PCBs") and petroleum.

     38.5 Without limitation of the foregoing, it is understood that Tenant may use or store Hazardous Substances which are required for the operation of normal office equipment, including, but not limited to copiers, printers, fax machines, etc.

39. SEE ADDENDUM

NORTH BLOCK PARTNERSHIP,
a California limited partnership

By:   PROPERTY SAN JOSE ONE CORPORATION,
      an Oregon corporation, sole General Partner

By:   LaSalle Advisors Limited
Its:  Advisor and Duly Authorized Agent




      /s/
      -------------------------------
Its:  Stephen T. Wong

Date: 6/5/96
      -------------------------------



By:   /s/
      -------------------------------
      Diane R. McMahon
Its:  Vice President

Date: 6/5/96
      -------------------------------


TENANT: Agile Software, a California Corporation

By: /s/
    ---------------------------------
By:__________________________________

Date:  5/31/96
       ------------------------------

                               ADDENDUM TO LEASE

     THIS ADDENDUM is made March 20, 1996 by and between NORTH BLOCK PARTNERSHIP ("Landlord"), and AGILE SOFTWARE, a California Corporation ("Tenant") to that lease herewith (the "Lease") between Landlord and Tenant affecting certain real property commonly known as the ONE ALMADEN BOULEVARD Building, located in the City of San Jose, County of Santa Clara, State of California. The following provisions are hereby added to the Lease:

1. LEASE BUY-OUT: Tenant shall have a one (1) time right to cancel the Lease at the end of the thirty-sixth (36th) month by performing the following:

   a) Six (6) months advance written notice to Landlord.

   b) Payment to Landlord of a Lease Cancellation Fee of Fifty Eight Thousand Five Hundred and No/100ths Dollars ($58,500.00) which is the equivalent of three (3) months rent at $1.50 per square foot.

   c) Repayment of deferred rent to Landlord in the amount of Forty Eight Thousand Seven Hundred Fifty and No/100ths Dollars ($48,750.00) such that upon Lease Cancellation, Tenant shall have paid an average of $1.50 per square foot over the thirty-six (36) month Lease Term.

   d) Payment to Landlord of the costs of unamortized tenant improvements, furniture costs and leasing commissions using a straight-line method with sixty (60) months as the amortization period.

2. OPTION TO RENEW:

   a) Provided Tenant is not in default under this Lease, Tenant shall have an option to extend this Lease for one (1) additional three (3) year period except that the new rent for the option period will be ninety-five percent (95%) of the then prevailing market rate. Tenant must exercise its option to renew no later than four (4) months prior to the termination of the original term of the Lease.

   b) In the event Tenant notifies Landlord of its intention to exercise its option to extend the term of the Lease, Tenant and Landlord shall meet and agree as to the new rent for the first year of the option period, in the event the parties fail to agree within thirty (30) days following written notice by the Tenant of Tenant's intention to exercise the option to renew, then each shall appoint an licensed appraiser. It shall be the duty of the appointed appraisers to appraise the fair market rental value of the demised Premises, using values that are reasonable and comparable for rentals in the Downtown San Jose office market. The base rent for the first year of the option period shall be the average of the fair market rental values determined by the two appraisers, provided such values do not vary from each other by more than 10%. Should the variance be greater than 10%, the two appraisers shall jointly appoint a third appraiser, who shall evaluate the appraisals submitted and select one of the appraisals as correct. The third appraiser's decision shall be binding upon Landlord and Tenant. Landlord and Tenant shall share equally in the payment of all appraisal fees pursuant to this subparagraph.

3. EXPANSION

   a) From time to time, during the Term of this Lease, Landlord will provide Tenant with lease expiration dates for the next twelve (12) months and a listing of current vacancies in the Building covering spaces greater than 5,000 square feet. Such information will be provided upon written request from Tenant no more frequently than quarter-annually. The provision of this information shall in no way infringe upon any rights of existing tenants concerning such vacant space nor affect Landlord's right to lease any such space in any manner it sees fit.

4. LETTER OF CREDIT: In order to secure the full and faithful performance of Tenant's obligations under this Lease (including, without limitation, Tenant's obligation to repay Landlord the sum of Thirty-Nine Thousand Dollars ($39,000) which Landlord has advanced for the purchase of certain furniture, fixtures and equipment), Tenant shall cause to be issued and shall deliver to Landlord within two weeks of lease execution an irrevocable Letter of Credit issued to and for the benefit of Landlord by Comerica Bank in an amount of not less than Two Hundred Thirty Four Dollars ($234,000), and valid for a term not less than thirty six (36) months, provided however, that the face amount of such Letter of Credit shall decline to zero on a straight-line basis over such thirty six month term. Should Comerica Bank notify Landlord of its election not to renew such Letter of Credit after the first year of its term, Tenant shall have thirty (30) days in which to deliver to Landlord an equivalent Letter of Credit to replace the original. Should Tenant fail to replace the non-renewed Letter of Credit within such 30 day period, Landlord shall be entitled to draw the full scheduled amount available under that Letter of Credit, regardless of whether Tenant is then in default of this Lease, and hold such sum as additional Security Deposit under the terms of this Lease.

5. FURNITURE: Tenant shall deal directly with Accel to purchase their work stations. Landlord agrees to reimburse Tenant in the amount of Thirty-Nine Thousand and No/100ths Dollars ($39,000.00) towards the cost of furniture Tenant is purchasing from Accel Technologies, Inc. Landlord will tender a check in this amount within five (5) days from the date Tenant occupies the Premises and delivers to Landlord a Bill of Sale.

AGREED & ACCEPTED:
-----------------

LANDLORD: NORTH BLOCK PARTNERSHIP           TENANT: AGILE SOFTWARE, a California
Corporation

By: /s/                                     By:   /s/
   -----------------------------------         ------------------------------
Title: Vice Presidents                      Title: President & CEO
      --------------------------------            ---------------------------
Date: 6/5/96                                Date: 5/31/96
      --------------------------------            ---------------------------

                        FIRST AMENDMENT TO OFFICE LEASE

This First Lease Amendment (the "First Amendment") made and entered into the 15th day of October, 1996 by and between NORTH BLOCK PARTNERSHIP ("Landlord") and AGILE SOFTWARE, a California Corporation ("Tenant").

                                  WITNESSETH:
                                  -----------

     Reference is made to that certain Office Lease by and between Landlord and Tenant made and entered into on May 30, 1996, covering 13,0000 rentable square feet on the twelfth floor of the building at One Almaden Boulevard, San Jose, California, which is hereby amended as follows:

1.   PREMISES

     1.1 In consideration of their respective agreements contained herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord premises located on the eleventh floor of the Building, comprising approximately 2,477 rentable square feet designated as Suite 1101, and described on the attached Exhibit A-1 (the "Suite 1101 Additional Premises").

     1.2 Effective on the Suite 1101 Commencement Date, the Suite 1101 Additional Premises shall form a part of the Premises under the Lease and shall increase the size of the Premises to 15,477 rentable square feet.

2.   TERM

     2.1 The term of this lease of the Suite 1101 Additional Premises shall commence on November 15, 1996 (the "Suite 1101 Commencement Date") and shall run through July 31, 2001.

     2.2 Tenant agrees that if Landlord is unable to deliver possession of the Suite 1101 Additional Premises to Tenant on the date above specified for the Suite 1101 Commencement Date, this Amendment shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in such event Tenant shall not be liable for rent on the Suite 1101 Additional Premises until such time as Landlord tenders delivery of possession of those Premises to Tenant with Landlord's work therein substantially completed. The above notwithstanding, there shall be no delay in commencement of the Term or in Tenant's liability for payment of rent if Landlord is unable to deliver possession of the Suite 1101 Additional Premises due to any act, omission or delay of Tenant. Should Landlord tender possession of the Suite 1101 Additional Premises to Tenant prior to the date specified for commencement of the term thereof; and Tenant elects to accept such prior tender, such early occupancy shall be subject to all of the terms, covenants and conditions of this Lease, except the payment or rent, and shall not alter or affect the expiration date of the Term as set forth in Paragraph 2.1 above. In the event that Tenant commences occupancy of the Suite 1101 Additional Premises on any date other than the commencement date of the Term pursuant to this Paragraph 2, Landlord and Tenant shall promptly execute a written document confirming the date occupancy commenced.

3.   RENT

     3.1 Effective upon the Suite 1101 Commencement Date, the monthly base rent due and payable under this shall be as follows:

          PERIOD                    SUITE 1101  SUITE 1200    TOTAL
          ------                    ----------  ----------    -----

          11/15/96 - 01/14/97       $3,715.50   $15,600.00  $19,315.50
          01/15/97 - 07/14/97        3,715.50    18,850.00   22,565.50
          07/15/97 - 07/14/99        3,963.20    20,150.00   24,113.20
          07/15/99 - 07/31/2001      4,334.75    22,100.00   26,434.75

4.   TENANT IMPROVEMENT'S

     4.1 Landlord shall, at its own cost and expense, construct certain improvements in the Suite 1101 Additional Premises prior to Tenant's occupancy. The improvements to be constructed are delineated in the attached Exhibit E-1.

5.   SUBSTITUTED PREMISES

     5.1 Landlord shall have the right one (1) time during the Term hereof, upon giving Tenant not less than three (3) months prior written notice, to provide and furnish Tenant with space elsewhere within the Building of substantially the same size and of similar desirability and containing similar improvements as the Suite 1101 Additional

     Premises and remove and place Tenant in such space with Landlord to pay all reasonable costs and expenses incurred as a result of such removal of Tenant. Should Tenant be provided a notice that Landlord intends to relocate Tenant, then Tenant will have the right to terminate the Lease of the Suite 1101 Additional

     Premises only. Tenant will have thirty (30) days after receipt of (i) notice from Landlord and (ii) space plan of alternative space together with specific information on the improvements to be installed by Landlord in the alternative space to exercise the right to terminate. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of said three (3) month period, Landlord shall have the right to cancel and terminate this Lease of the Suite 1101 Additional Premises effective three
     (3) months from the date of original notification by Landlord. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants, and conditions shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be the "Premises" as though landlord and Tenant had entered into an express written amendment of this Lease with respect thereto.

     5.2 Landlord and Tenant acknowledge that Landlord shall not exercise its rights under Section 5.1 of this Amendment for the purpose of providing the Suite 1101 Additional Premises to Virtual Chips. Furthermore, Landlord shall not exercise those rights for the purpose of providing the Suite 1101 Additional Premises to an assignee or sublessee of Virtual Chips unless the existing lease between Landlord and Virtual Chips has been terminated.

6.   OPTION TO RENEW

     6.1 Landlord and Tenant agree that the Option to Renew the Lease of the twelfth floor Premises does not apply to the Suite 1101 Additional Premises.

7.   PARKING

     7.1 Effective upon the Suite 1101 Commencement Date, Tenant will be granted an additional five (5) free employee parking spaces, bringing the total of free parking spaces under the Lease to (31).

     OTHER THAN THE FOREGOING, all other terms, covenants and conditions of the Lease as far as applicable remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have subscribed their names and executed this First Amendment the day and year written below.

                  NORTH BLOCK PARTNERSHIP
                  a California limited partnership

                  By:  PROPERTY SAN JOSE ONE CORPORATION,
                       an Oregon corporation, sole General Partner

                  By:  LaSalle Advisors Limited

                  Its: Advisor and Duly Authorized Agent



                  By: /s/ Stephen T. Wong
                     ------------------------------
                          Stephen T. Wong

                  Its:    Vice President.

                  Date:   10/22/96
                       ----------------------------


                  By: /s/ Diane R. McMahon
                     ------------------------------
                          Diane R. McMahon

                  Its:    Vice President

                  Date:   10/22/96
                       ----------------------------


                  AGILE SOFTWARE, a California Corporation
                  Tenant


                  By: /s/
                     ------------------------------
                  Its:    President
                          -------------------------

                       SECOND AMENDMENT TO OFFICE LEASE

     This Second Lease Amendment (the "Second Amendment") made and entered into the 12th day of March, 1998 by and between NORTH BLOCK PARTNERSHIP ("Landlord") and AGILE SOFTWARE, a California Corporation ("Tenant").

                                  WITNESSETH:
                                  -----------

     Reference is made to that certain Office Lease by and between Landlord and Tenant made and entered into on May 30, 1996, Addendum to Lease dated March 20, 1996, and First Amendment dated October 15, 1996, covering 13,000 rentable square feet on the twelfth floor and 2,477 rentable square feet on the eleventh floor of the building at One Almaden Boulevard, San Jose, California, which is hereby amended as follows:

1.   TERM

     1.1 The term of the Lease is hereby extended for a period of thirteen (13) months beginning August 1, 2001 and expiring on August 31, 2002 (the "Extended Term").

2.   RENT

     2.1 Monthly base Rent for the Extended Term will be $27,935.99, which is calculated at the rate of $1.805 per rentable square foot.

3.   LEASE BUY-OUT (DELETION)

     3.1 Article 1 of the Addendum to Lease dated March 20, 1996 entitled "Lease Buy-Out" is hereby deleted in its entirety.

4.   OPTION TO RENEW

     4.1 Paragraph 2 a) of the Addendum to Lease dated March 20, 1996 is hereby deleted and is replaced with the following new paragraph 2a):

         "Provided Tenant is not in default under this Lease, Tenant shall have an option to extend the Term of this Lease on the same terms and conditions for one (1) additional three (3) year period ("Second Extended Term") except that the rent for the Second Extended Term period will be one-hundred percent (100%) of the then prevailing market rate. Tenant shall exercise its option to renew, if at all, by written notice to Landlord no later than six (6) months prior to the expiration of the Extended Term. Landlord and Tenant acknowledge that the option described in this Paragraph 2 a.) does not apply to the Suite 1101. Premises unless Tenant exercises the option described in Article 5 of the Second Amendment to this Lease.

5.   OPTION TO EXPAND AND EXTEND TERM - 11TH FLOOR

     5.1 Provided Tenant is not in default under this Lease and provided that Phoenix Technologies or its successor does not exercise its option to extend its lease of Suite 1100, Tenant shall have the option, upon the expiration of the Extended Term, to add Suites 1100 and 1101 to the Premises under lease for the Second Extended Term. Suite 1100 is currently occupied by Tenant under a sublease with Phoenix Technologies and Suite 1101 is currently occupied by Tenant under this Lease but is not subject to the Option to Renew (Article 2 of Addendum to Lease). The option described in this paragraph 5.l applies to Suites 1100 and 1101 together and may not be exercised for either suite separately.

     5.2 Tenant acknowledges that if Tenant exercises the option described in the foregoing Paragraph 5.1, the eleventh floor Premises consisting of Suites 1100 and l101 shall be deemed to contain a total of 13,000 rentable square feet and that Rent and Operating Expense Escalation for the Second Extended Term shall be based on a total of 26,000 rentable square feet under this Lease.

     5.3 Tenant further acknowledges that if this option is exercised, free parking shall be allocated in the ratio described in paragraph 37.1 of this Lease, so that Tenant shall be granted fifty-two (52) free employee parking spaces during the Second Extended Term.

     OTHER THAN THE FOREGOING, all other terms, covenants and conditions of the Lease as far as applicable remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have subscribed their names and executed this Second Amendment the day and year written below.

                              NORTH BLOCK PARTNERSHIP
                              a California limited partnership

                              By:  Second Tower
                                   Its General Partner



                              By: /s/ Lewis N. Wolff
                                 -------------------
                                 Lewis N. Wolff



                              AGILE SOFTWARE, a California Corporation



                              By: /s/
                                 --------------------------


                              Its:       CFO
                                  -------------------------

                        THIRD AMENDMENT TO OFFICE LEASE

     This Third Amendment to Office Lease ("Third Amendment") is made and entered into this 18th day of September, 1998 by and between North Block Partnership ("Landlord") and Agile Software, a California Corporation ("Tenant").

                                   RECITALS

1. Tenant and Landlord are parties to that certain Office Lease by and between Landlord and Tenant dated May 30, 1996, Addendum to Lease dated March 20, 1996, First Amendment dated October 15, 1996 and Second Amendment dated March 12, 1998 covering 13,000 rentable square feet on the twelfth floor and 2,477 rentable square feet on the eleventh floor at One Almaden Boulevard, San Jose, California, ("Building") comprising 15,477 rentable square feet.

2. Tenant wishes to lease from Landlord and Landlord wishes to lease to Tenant certain additional office premises located on the sixth floor of the Building. Those premises consist of 4,685 rentable square feet designated Suite 600 (the "Suite 600 Additional Premises") which is currently leased to the Accel Technologies, Inc. through September 30, 1998. Accel Technologies Inc. desires to surrender the Premises. Landlord is willing to recapture the Additional Premises and to lease the Additional Premises to Tenant.

Therefore, Tenant and Landlord agree to amend the Lease as follows:

1. CONTINGENCY

   1.1 This Third Amendment shall be contingent upon Landlord's execution of a lease amendment with Accel Technologies terminating that lease. None of the terms, covenants or conditions of this Third Amendment shall have any effect unless and until such amendment is executed.

2. PREMISES

   2.1 Upon the commencement date described herein, the Suite 600 Additional Premises as depicted in the attached Exhibit A-3 will be added to the Premises under the Lease and will become subject to all the applicable terms thereof. When the Suite 600 Additional Premises have been added to the Lease, the total area of the Premises under Lease shall be 20,162 rentable square feet.

3. TERM

   3.1 The term for the Suite 600 Additional Premises shall be for a period of forty-seven (47) months and eight (8) days, commencing September 23, 1998 and expiring concurrently with the Term of the Lease on August 31, 2002.

4. RENT

   4.1 Effective September 23, 1998, Rent for the Suite 600 Additional Premises shall be as follows:

               Month               Per Sq. Ft.         Base Rent
               -----               -----------         ---------

         09/23/98- 12/31/99             $1.85          $8,667.25
         01/01/00- 08/31/02             $1.95          $9,135.75

5. TAXES AND OPERATING EXPENSES ESCALATION

   5.1 Effective September 23, 1998, and continuing throughout the Term of the Lease, Tenant shall pay to Landlord its prorata share of Expenses for the Suite 600 Additional Premises to the extent the Expenses exceed the Expenses for calendar year 1998. Therefore, in Article 6 of the Lease, all references to Base Year, Real Estate Tax Base Year, or Base Year Expenses shall be changed to calendar year 1998 only insofar as they relate to the Suite 600 Additional Premises. Tenant's prorata share for the Suite 600 Additional Premises per Section 6.2 of the Lease shall be calculated using 4,685 rentable square feet as the numerator. None of the foregoing shall alter the Base Year or Tenant's obligations applicable to the Premises on the Suite 1100 and Twelfth Floor of the Building.

6. CONSIDERATION

   6.1 Upon execution of this Amendment, Tenant shall deposit with Landlord the sum of Eight Thousand Six Hundred Sixty Seven and 25/100 Dollars ($8,667.25) to be credited to the first monthly installment of Rent for the Suite 600 Additional Premises and the additional sum of Nine Thousand One Hundred Thirty Five and 75/100 Dollars ($9,135.75) to serve as additional security deposit.

7. CONDITION OF PREMISES

   7.1  Tenant accepts the Suite 600 Additional Premises strictly "as-is".

8. PARKING

   8.1 Effective September 23, 1998 and continuing throughout the Term of this Lease, the number of parking spaces that Landlord shall provide Tenant shall be increased by nine (9) such that when the area of the Premises under Lease becomes 20,162 rentable square feet, Tenant shall be entitled to a total of forty (40) spaces.

9. BROKER REPRESENTATION

   9.1 Landlord and Tenant agree that neither party has appointed a real estate broker to represent it in the negotiation and consummation of this Third Amendment and that neither party shall be responsible for payment of real estate commission(s) pursuant to this Third Amendment.

   OTHER THAN THE FOREGOING, all other terms, covenants and conditions of the Lease as far as applicable remain unchanged.

   IN WITNESS WHEREOF, the parties hereto have subscribed their names and executed this Third Amendment the day and year written below.

                              NORTH BLOCK PARTNERSHIP
                              a California limited partnership

                              By:  Second Tower
                                   Its General Partner



                              By: /s/ Lewis N. Wolff
                                 -------------------
                                      Lewis N. Wolff



                              AGILE SOFTWARE, a California Corporation
                              Tenant

                              By: /s/
                                 --------------------------

                              Its:       CFO
                                  -------------------------

Date: 9-19-98
      -------

                       FOURTH AMENDMENT TO OFFICE LEASE

     This Fourth Amendment to Office Lease ("Fourth Amendment") is made and entered into this 6th day of April, 1999 by and between North Block Partnership ("Landlord") and Agile Software, a California Corporation ("Tenant").

                                   RECITALS

1. Tenant and Landlord are parties to that certain Office Lease by and between Landlord and Tenant dated May 30, 1996, Addendum to Lease dated March 20, 1996, First Amendment dated October 15, 1996, Second Amendment dated March 12, 1998 and Third Amendment dated September 18, 1998 covering 13,000 rentable square feet on the twelfth floor, 2,477 rentable square feet on the eleventh floor and 4,685 rentable square feet on the sixth floor of the building located at One Almaden Boulevard, San Jose, California, ("Building")

2. Tenant wishes to lease from Landlord and Landlord wishes to lease to Tenant certain additional office premises located on the third floor of the Building. Those premises consist of 13,000 rentable square feet designated Suite 300 (the "Suite 300 Additional Premises"). The Suite 300 Additional Premises are currently leased to Sequoia Insurance and subleased to Winston Advertising, with terms expiring March 31, 2001. Tenant intends to sub-sublease the Suite 300 Additional Premises from Winston through March 31, 2001.

Therefore, Tenant and Landlord agree to amend the Lease as follows:

1. CONTINGENCY

   1.1 This Third Amendment shall be contingent upon Tenant's execution of a sub-sublease with Winston Advertising covering the Suite 300 Additional Premises through March 31, 2001. None of the terms, covenants or conditions of this Third Amendment shall have any effect unless and until such sub-sublease is fully executed and approved by Landlord.

   1.2 In the event that the master lease governing Tenant's sub-sublease of the Suite 300 Additional Premises terminates for any reason prior to March 31, 2001 and provided that Tenant is not then in default under the terms of the Lease, Tenant shall have the option of (a) terminating this Fourth Amendment or (b) electing to advance the commencement date of this Fourth Amendment to the date of termination of such master lease.

   1.3 Landlord represents and warrants that as of the date of execution of this Fourth Amendment, Landlord is not aware of any uncured default by any tenant, assignee, or subtenant under the master lease for the Suite 300 Additional Premises.

2. PREMISES

   2.1 Upon the commencement date described herein, the Suite 300 Additional Premises as depicted in the attached Exhibit A-4 will be added to the Premises under the Lease and will become subject to all the applicable terms thereof. When the Suite 300 Additional Premises have been added to the Lease, the total area of the Premises under Lease shall be 33,162 rentable square feet.

3. TERM

   3.1 The term for the Suite 300 Additional Premises shall be for a period of seventeen (17) months, commencing April 1, 2001 and expiring concurrently with the Term of the Lease on August 31, 2002.

4. RENT

   4.1 Effective April 1, 2001, and continuing throughout the Term, base Rent for the Suite 300 Additional Premises shall be twenty-nine thousand two hundred fifty dollars ($29,250.00) per month, calculated at the rate of $2.25 per rentable square foot.

5. TAXES AND OPERATING EXPENSES ESCALATION

   5.1 Effective April 1, 2001 and continuing throughout the Term of the Lease, Tenant shall pay to Landlord its prorata share of Expenses for the Suite 300 Additional Premises to the extent the Expenses exceed the Expenses for calendar year 1998. Therefore, in Article 6 of the Lease, all references to Base Year, Real Estate Tax Base Year, or Base Year Expenses shall be changed to calendar year 1998 insofar as they relate to the Suite 300 Additional Premises. Tenant's prorata share for the Suite 300 Additional Premises per
   Section 6.2 of
   the Lease shall be calculated using 13,000 rentable square feet as the numerator. None of the foregoing shall alter the Base Year or Tenant's obligations applicable to any other portion of the Premises under this Lease.

6. CONSIDERATION

   6.1 Upon execution of this Amendment, Tenant shall deposit with Landlord the sum of twenty-nine thousand two hundred fifty dollars ($29,250.00) to serve as additional Security Deposit.

7. CONDITION OF PREMISES

   7.1  Tenant accepts the Suite 300 Additional Premises strictly "as-is".

   7.2 Tenant acknowledges that Landlord may, during the Term of the Lease and at its own expense, elect to remove the stairwell connecting the Suite 300 Additional Premises with the fourth floor of the Building. If such removal is accomplished, the scope of work will include the removal of the stairwell and the patching of walls, carpet and ceiling in way of the removal only. Any additional work desired by Tenant must be accomplished at Tenant's expense. The scope of work of any such removal will include restoration of such area including, without limitation, painting, so that the restored area reasonably matches the surrounding premises. In addition, such work shall be performed by Landlord in a manner that does not unreasonably interfere with Tenant's use of the Premises.

8. PARKING

   8.1 Effective April 1, 2001 and continuing throughout the Term of this Lease, the number of parking spaces that Landlord shall provide Tenant shall be increased by twenty-six (26), such that when the area of the Premises under Lease becomes 33,162 rentable square feet, Tenant shall be entitled to a total of sixty-six (66) spaces.

9. EXPANSION OPTION - TENTH FLOOR

   9.1 Provided Tenant is not then in default hereunder, Tenant shall have the option to lease the entire tenth floor of the Building, comprising 13,000 rentable square feet, upon expiration of the existing lease covering that floor which is scheduled to expire on September 30, 2001. This option shall be subject to all of the following conditions:

     (a) Tenant shall exercise such option, if at all, by giving Landlord written notice of its exercise of option, on or before December 31, 2000.

     (b) Tenant's exercise of this option for the tenth floor is contingent upon the concurrent exercise of Tenant's options for the twelfth floor per Paragraph 4.1 of the Second Amendment and for the eleventh floor in accordance with and as conditioned by Article 5 of the Second Amendment. Notwithstanding the foregoing, Tenant's options concerning the eleventh and twelfth floors will not be affected if Tenant declines to exercise the option described in Paragraph 9.1 of this Fourth Amendment.

     (c) Any lease of the tenth floor by Tenant shall be on the same terms and conditions as this Lease, as far as applicable, except for:

         (1) Rent, which shall be one hundred percent (100%) of the then prevailing market rate, and shall be determined in accordance with Paragraph 2(b) of the Addendum to Lease dated March 20, 1996. Upon determination of the Rent for the premises covered by the option, Landlord and Tenant shall execute an amendment to this Lease setting forth their agreement.

         (2) Parking, which shall include only twenty-six spaces in consideration of the lease of the tenth floor.

     (d) The term of any lease of the tenth floor pursuant to this option shall commence immediately upon the expiration of the existing lease for that floor, which is scheduled for September 30, 2001, and shall expire concurrent with the Second Extended Term on August 31, 2005.

     (e) Upon exercise of its option for the tenth floor, Tenant shall deposit with Landlord the sum of $30,000 to serve as additional Security Deposit under the Lease.

            Upon execution of the amendment discussed in Paragraph 9.1(c) (1) above, Tenant shall deposit with Landlord an amount equal to the first month's Rent due for the tenth floor, which shall be credited to said first monthly installment of Rent due thereunder.

10. OPTION TO EXTEND TERM - SUITE 300
-------------------------------------

   10.1 Provided Tenant is not then in default hereunder, Tenant shall have the option to extend its lease of the Suite 300 Additional Premises for one (1) additional period of three (3) years, subject to the following conditions:

      (a) Tenant shall exercise such option, if at all, by giving Landlord written notice of its exercise of option, on or before August 31, 2001.

      (b) The extension of the Term of Tenant's lease of the Suite 300 Additional Premises pursuant to this option shall be on the same terms and conditions as this Lease, as far as applicable, except for Rent, which shall be one hundred percent (100%) of the then prevailing market rate, and shall be determined in accordance with Paragraph 2(b) of the Addendum to Lease dated March 20, 1996. Upon determination of the Rent for the premises covered by the option, Landlord and Tenant shall execute an amendment to this Lease setting forth their agreement.

11. BROKER REPRESENTATION

    11.1 Landlord and Tenant agree that neither party has appointed a real estate broker to represent it in the negotiation and consummation of this Fourth Amendment except Mark Ritchie of Ritchie Commercial, whose fee shall be paid by Landlord pursuant to a separate agreement.

    OTHER THAN THE FOREGOING, all other terms, covenants and conditions of the Lease as far as applicable remain unchanged.

    IN WITNESS WHEREOF, the parties hereto have subscribed their names and executed this Third Amendment the day and year written below.

                NORTH BLOCK PARTNERSHIP
                a California limited partnership

                By:   Second Tower
                      Its General Partner



                By: /s/ Lewis N. Wolff
                   -------------------
                   Lewis N. Wolff


                AGILE SOFTWARE, a California Corporation
                Tenant



                By: /s/
                   -----------------------------
                Its:  CFO
                    ----------------------------


Date:   4-9-99
        ------

                              SUBLEASE AGREEMENT
                              ------------------


     This Sublease Agreement ("Sublease") is dated as of March 1, 1998 (the "Effective Date") by and between Phoenix Technologies Ltd., a Delaware corporation ("Sublessor") and Agile Software, a California corporation ("Sublessee").

     1.  PROVISIONS CONSTITUTING SUBLEASE
         --------------------------------

         1.1  This Sublease is and at all times shall be subject and subordinate to the Almaden Financial Plaza Office Lease dated as of May 9, 1996 between North Block Partnership as landlord ("Landlord") and Virtual Chips, Inc. (to which Sublessor is the successor by acquisition) as tenant ("Tenant") (the "Master Lease"). A copy of the Master Lease is attached hereto as EXHIBIT A.
                                                                   ---------
Sublessor shall comply with all of the provisions of the Master Lease and shall perform all the obligations on the part of the "Tenant" under the Master Lease other than the obligations of Tenant contained in the following paragraphs of the Master Lease: paragraphs 1, 3, 4, 5, 7, 8, 12 (with respect to the obligation to restore any condition that exists as of the Sublease commencement date or the date Sublessee occupies the Subleased Premises if Sublessee occupies the Subleased Premises before the Sublease commencement date) 15, 19.1 (with respect to events occurring prior to the Sublease commencement date), 21.1, 29.1 (to the extent attributable to Sublessor) and 37.2 and 37.3 (with respect to the obligations of Sublessor to indemnify, defend and hold harmless the Landlord for violations of paragraphs 37.2 and 37.3 caused by Sublessor). Such obligations shall continue to be obligations of Sublessor and Sublessor covenants and agrees to perform such obligations and to maintain the Master Lease in full force and effect for the term of this Sublease (except for breaches of the Master Lease caused by any breach of this Sublease by Sublessee). Sublessee and Sublessor each shall indemnify and hold the other harmless from and against all liability, costs, damages, claims, demands and expenses, including reasonable attorney's fees and costs, arising out of such party's failure to comply with or to perform its obligations hereunder or the obligations of the "Tenant" under the Master Lease (to the extent such obligation has been allocated to a party under this Sublease). In the event of the termination of Sublessor's interest as Tenant under the Master Lease for any reason other than a voluntary termination of the Master Lease by Sublessor without Sublessee's consent or a breach by Sublessor of its obligations under the Master Lease (except for breaches resulting from Sublessee's breach of this Sublease) or this Sublease, then this Sublease shall terminate concurrently therewith without any liability of Sublessor to Sublessee.

         1.2 Except for paragraphs 1, 3, 4, 5, 7, 8, 15, 16.4, the first sentence of paragraph 21.1, 33, 34, 37.1, the Addendum to Lease, Exhibit D (Confirmation of Lease Commencement) and Exhibit E (Improvements Work Letter) of the Master Lease, all of the terms and conditions contained in the Master Lease are incorporated herein as terms and conditions or this Sublease and along with all of the following paragraphs set out in this Sublease shall be the complete terms and conditions of this Sublease. For purposes of such incorporation, all references in the Master Lease to the "Lease" shall be deemed to refer to this Sublease and all references in the Master Lease to "Landlord" and "Tenant" shall be deemed to refer to Sublessor and Sublessee, respectively, except that any reference to "Landlord" in Sections 10.5, 11, 14.1

14.2, 14.3, 14.4, 14.6, 14.7, 14.8, 14.9, 18, 19.1, 26.1, 37.2, (expect to the extent that losses are occasioned by the acts or omissions of Sublessor) and
37.3 of the Master Lease shall be deemed to refer to both Landlord and Sublessor and any reference to "Landlord" in Sections 10.1, 10.2, 10.3, 10.4, 12, 14.5, 17, 20.1, 20.2, 21.1, 22, 23.1, 24.1, 24.2, 24.3, 24.4, 24.5, 24.7, 24.8, 32 and
35.9 of the Master Lease shall be deemed to refer to Landlord only.

     2.  PREMISES
         --------

         2.1 Sublessor leases to Sublessee and Sublessee hires from Sublessor the premises consisting of approximately ten thousand three hundred seventeen (10,317) square feet, commonly known as Suite 1100, as more particularly shown on EXHIBIT B (the Subleased Premises"), located on the eleventh (11/th/) floor
   ---------
of the building at One Almaden Boulevard, San Jose, California (the "Building"), together with the parking rights contained in paragraph 36 of the Master Lease. Upon commencement of the term of this Sublease, Sublessor shall transfer title to the personal property (the "Personal Property") described in EXHIBIT C in its
                                                                ---------
"as is" condition for the sum of One Dollar ($1.00). Upon request of Sublessee, Sublessor shall execute and deliver to Sublessee a bill of sale transferring title to the Personal Property to Sublessee. Upon expiration or earlier termination of this Sublease, Sublessee shall remove the Personal Property and restore any damage caused by such removal at its sole cost.

         2.2 Sublessee accepts the Subleased Premises, and all improvements included therein, in their present condition, "as is," without representation or warranty by Sublessor as to the condition of the Subleased Premises or as to the use or occupancy which may be made thereof. Sublessee acknowledges (a) that it has been advised by Sublessor to satisfy itself with respect to each and every condition of the Subleased Premises and the present and future suitability or the Subleased Premises for Sublessee's intended use, (b) that Sublessee has made such investigations of the Subleased Premises as it deems necessary and assumes all responsibility for the results of such investigations, and (c) that neither Landlord nor Sublessor, or any of their agents, has made any oral or written representations or warranties with respect to such matters other than as set forth in this Sublease, if any. Sublessor shall have no obligation whatsoever to construct or make any alterations or improvements to the Subleased Premises.

         2.3  Except to the extent that the Hazardous Substances (as defined in paragraph 37.4 of the Master Lease) in question was released, emitted, used,
             ----
stored, manufactured, transported or discharged by Sublessee, or its agents, employees or contractors, as between Sublessor and Sublessee, Sublessee shall not be responsible for and hereby is released by Sublessor from any claim, remediation obligation, removal obligation, monitoring cost, investigation obligation liability, cause of action, penalty, attorneys' fee, cost, expense or damage owing or alleged to be owing to any third party with respect to any Hazardous Substances present on or about the Subleased Premises, the Building or the soil, groundwater or surface water thereof, without regard to whether the Hazardous Substances were present on the Subleased Premises, the Building as of the commencement date or this Sublease or whether the presence of the Hazardous Substances was caused by any person other than Sublessor. Nothing contained in this paragraph shall be construed as to permit Sublessee to use, store or transport Hazardous Substances on the Subleased Premises. Sublessee's rights with respect to the use of

Hazardous Substances on the Subleased Premises are set forth in paragraph 37 of the Master Lease.

     3.   TERM.
          ----

          3.1 The term of this Sublease shall commence on March 1, 1998, and shall terminate fifty-three months thereafter, unless sooner terminated pursuant to any provision hereof. Upon execution of this Sublessee and payment of the advance rent described in paragraph 4.1, Sublessee shall be given access to the Subleased Premises for the purpose of preparing the Subleased Premises for occupancy, provided, however, that Sublessee shall not be required to pay rent of additional charges prior to commencement of the Sublease on March 1, 1998.

          3.2 If Sublessee remains in possession of all or any party of the Subleased Premises upon expiration of the term of this Sublease, with the consent of Sublessor, such tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. If as a result of Sublessee's continued possession Sublessor must pay holdover rent pursuant to paragraph 15.1 of the Master Lease, the monthly rent shall be increased to an amount equal to one hundred twenty-five percent (125%) of the monthly rent payable during the last month of the term and any other sums due under this Sublease shall be payable in the amount and at the times specified in this Sublease. Such month-to-month tenancy shall be subject to every other term, condition, and covenant contained herein. If Sublessee fails to surrender the Subleased Premises to Sublessor upon the expiration of the term, despite demand to do so by Sublessor, Sublessee shall indemnify and hold Sublessor harmless from all loss or liability resulting from Sublessee's failure to surrender.

          3.3 Notwithstanding any option to extend the term set forth in the Addendum to the Master Lease, Sublessee shall have no option to extend the term of this Sublease.


     4.   RENT.
          ----

          4.1 Sublessee shall pay to Sublessor as rent for the Subleased Premises the following amounts:


     Period                                  Rate/sq. ft.      Monthly Rent
     ------                                  ------------      ------------

     Effective Date - February 28, 1999      $ 1.63            $16,816.71
     March 1, 1999 - August 31, 2000         $ 1.73            $17,848.41
     September 1, 2000 - July 3l, 2002       $1.805            $18,622.19

Each monthly rent payment shall be paid in advance, on the first day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof the sum of Sixteen Thousand Eight Hundred Sixteen and 71/100 Dollars ($16,816.71) as rent for the first month of the term. Rent for any period during the term hereof which is for less than one month shall be prorated based on the actual number of days in such month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement in lawful money of the United States of America to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing; provided, however, that to the extent that Sublessor's rent is abated for any reason under the Master Lease, Sublessee's rent hereunder shall likewise abate.

               4.2 It is understood and agreed that the rent paid by Sublessee pursuant to paragraph 4.1 represents base rent only and does not include any expenses payable by Sublessor as described in paragraph 6 of the Master Lease. Sublessee shall be responsible for all such expenses and shall pay such expenses to Sublessor by the date that Sublessor is required to pay same to Landlord under the Master Lease.

               4.3 Sublessee acknowledges that late payment by Sublessee to Sublessor of rent and other charges provided for under this Sublease will cause Sublessor to incur costs not contemplated by this Sublease, the exact amount of such costs being extremely difficult or impracticable to fix. Therefore, if any installment of rent or any other charge due from Sublessee is not received by Sublessor within ten (10) days after the day on which such payment was due, and Sublessee is notified of such nonreceipt, Sublessee shall pay to Sublessor an additional sum equal to five percent (5%) of the amount overdue as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Sublessor will incur by reason of the late payment by Sublessee.

Initials:
--------

/s/                                        /s/
---------------------------                ---------------------------
Sublessor                                  Sublessee

          5.  SECURITY DEPOSIT. Upon execution of this Sublease, Sublessee shall
              ----------------
deposit with Sublessor the sum of Sixteen Thousand Eight Hundred Sixteen and 7l/100 Dollars ($16,816.71) as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefor deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. Said deposit or so much thereof as had not theretofore been applied by Sublessor shall be returned without payment of interest for its use, to Sublessee within ten (10) days after the expiration or the term hereof or ten (10) days after the date Sublessee has vacated the Premises, whichever is later.

          6.  DAMAGE AND DESTRUCTION. In the event of the occurrence of an event
              ----------------------
set forth in paragraph 24 of the Master Lease, Sublessor agrees not to exercise any right to terminate the Master Lease unless and until requested to do so by Sublessee. Sublessee acknowledges, however, that Sublessor shall have no obligation to repair or restore the Subleased Premises following any such damage or destruction. Sublessor's only obligation in such event shall be to notify Sublessee or Landlord of the other party's election under paragraph 24 of the
                                                                    --
Master Lease.

          7.  PARKING. Sublessee's parking rights shall be as provided in
              -------
paragraph 36 of the Master Lease.

          8.  LANDLORD'S CONSENT. Sublessee acknowledges that this Sublease is
              ------------------
subject to the consent of the Landlord under the Master Lease. Accordingly, this Sublease shall not be effective unless and until Landlord has consented to this Sublease in writing. Sublessor shall use diligent efforts to obtain such consent as soon as reasonably possible following execution of this Sublease by Sublessor and Sublessee. Sublessor shall have no liability whatsoever to Sublessee, however, if Sublessor is unable to obtain such consent from Landlord. If Sublessor is unable to obtain Landlord's consent by March 10, 1998, this Sublease shall terminate. Sublessee has requested the right to occupy the Subleased Premises as of March 1st, 1998. Accordingly, upon execution of this Sublease, Sublessee shall have the right to occupy the Subleased Premises under the terms and conditions set forth herein prior to obtaining Landlord's consent; provided, however, that Sublessee shall defend, indemnify and hold Sublessor harmless from any and all claims, losses, damages and costs resulting from such early occupancy, including without limitation, any liabilities resulting from failure to obtain Landlord's prior consent to such occupancy. This indemnity obligation shall survive the termination of this Sublease.

          9.  ADDRESSES FOR NOTICES. Any notice shall be served by certified
              ---------------------
mail, return receipt requested, overnight courier or hand delivery. Notices shall be deemed effective when received if served by hand delivery, one day after being sent if delivered by overnight carrier or three (3) days after deposit in the U.S. Mail if sent by certified mail. Sublessor's address for notices, and the address to which Sublessee shall make all payments of Rent due hereunder, shall be 411 East Plumeria Drive, San Jose, CA 95134, Attn: Director, Corporate Services. Notice sent to Sublessor shall include a copy to the attention of the General Counsel. Sublessee's address for notices shall be the address for the Subleased Premises. Either party may change the address for notices (or for rent payments) by giving written notice as set forth in this section.

          10. SUBLESSOR'S OBLIGATIONS. With respect to work, services, repairs,
              -----------------------
restoration or the performance of any other obligation of Landlord under the Master Lease (including without limitation the obligations of Landlord in paragraphs 6, 10 and 24 of the Master Lease) (collectively, "Master Lessor
           -  --     --
Obligations"), the sole obligation of Sublessor shall be to use its best efforts to cause Master Lessor to perform such Master Lessor Obligations as and when requested to do so by Sublessee; provided, however, that in no event shall Sublessor be liable to Sublessee for Master Lessor's failure to perform the same. If, notwithstanding Sublessor's efforts, Master Lessor shall continue to fail to perform any Master Lessor

Obligation, upon written request from Sublessee, Sublessor shall either assign Sublessor's rights under the Master Lease to the extent necessary to permit Sublessee, at Sublessee's sole cost, to institute legal proceedings against Master Lessor to obtain the performance of such Master Lessor obligation (or assign any rights or remedies of Sublessor to obtain such performance); or Sublessor may, in its sole discretion, itself institute legal proceedings to enforce the performance of such Master Lessor Obligation. In the event that such legal proceedings are required, Sublessor and Sublessee agree to cooperate with each other in good faith in the course and conduct of such legal proceedings (including any settlement thereof).

          11.  DEFAULT: BREACH AND REMEDIES. The provisions set forth in section
               ----------------------------
28 of the Master Lease are incorporated into this Sublease as if set forth fully herein. In the event Sublessee breaches any obligation of this sublease (including the terms of the Master Lease incorporated herein), Sublessor shall have the rights and remedies available to Landlord under the Master Lease.

          12.  SUBLESSOR'S REPRESENTATION. Sublessor represents and warrants
               --------------------------
that the Master Lease is in full force and effect, and there exists under the Master Lease no default or event of default by either Landlord, to the best of Sublessor's knowledge, or Sublessor, has any event occurred, or any circumstances exist, which, with the giving of notice or passage of time or both, could constitute such a default or event of default. Sublessor represents and warrants that it is successor by acquisition to Virtual Chips, Inc., the original Tenant under the Master Lease, and as such full power and authority to enter into this Sublease.

          13.  SUBLESSEE'S INSURANCE. Sublessor shall be named as an additional
               ----------------------
insured on all insurance policies required to be carried by Sublessee pursuant to this Sublease (including without limitation the policies required to be carried pursuant to paragraphs 12 and 20.2 of the Master Lease). Sublessee shall deliver to Sublessor copies of any certificate of insurance or notices related to insurance policies required to be given to Landlord pursuant to this Sublease (including the provisions of the Master Lease incorporated herein) in the time and manner such certificates or notices are required to be given to Landlord.

          14.  MERGER. This Sublease (including the applicable provisions of the
               ------
Master Lease) contains all agreements between Sublessor and Sublessee with respect to Sublessee's hiring of the Subleased Premises, and no other prior or contemporaneous agreement or understanding shall be effective.

          15. Provided Sublessee is not in default, Sublessor will not exercise its option to renew under Addendum to lease for Master Lease.

SUBLESSOR                                    SUBLESSEE
---------                                    ---------
Phoenix Technologies Ltd., a Delaware        Agile Software Corporation, a California
corporation                                  corporation


By /s/ Stuart J. Nichols                     By  /s/ T.P. SHANAHAN
   -------------------------------              ------------------------------
Name Stuart J. Nichols                       Name  T.P. SHANAHAN
     -----------------------------               -----------------------------
Its VP General Counsel & Secretary           Its  CFO
    ------------------------------               -----------------------------

                                 SUB-SUBLEASE


Sub-sublandlord:
Winston Marketing & Communications, Inc.


Sub-subtenant:
Agile Software, Inc.


Subject Property:
One Almaden Plaza, Suite 300
San Jose, California

Date: February 19, 1999

THIS SUB-SUBLEASE (this "Sub-Sublease") is entered into as of the 9th day of April, 1999, by and between (i) Winston Marketing & Communications, Inc., a California corporation ("Winston"), and (ii) Agile Software, Inc. ("Agile"), and is made with reference to the following facts:

                                   RECITALS

  A. Citation Insurance Company, a California corporation ("Citation"), is the tenant and North Block Partnership is the landlord pursuant to that certain Lease dated July 9, 1990 (the "Master Lease"), in which Citation leased certain space in an office building located at One Almaden Boulevard, San Jose, California, which promises are more particularly described in the Master Lease. A copy of the Master Lease is attached hereto as Exhibit A.
                                                 ---------

  B. Pursuant to that certain Sublease Agreement dated September 5, 1997 (the "Sublease"), Citation subleased to Winston Marketing & Communications, Inc. ("Winston")
the premises described in the Master Lease consisting of approximately 13,000 rentable square feet, which space is more particularly described in the Sublease (the "Subleased Premises), a floor plan of which is attached to the Sublease as Exhibit A. A copy of the Sublease is attached hereto as Exhibit B.
                                                        ---------

  C. Agile desires to lease the Subleased Premises consisting of approximately thirteen thousand (13,000) square feet from Winston and Winston desires to lease the Subleased Premises to Agile, on the terms, covenants and conditions contained herein.

  NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, the parties hereto agree as follows:

1. Provisions Constituting Sub-sublease:

  1.1 This Sub-sublease consists of all of the terms and conditions set forth herein, and incorporates all of the terms and conditions of the Master Lease and of the Sublease (read, with respect to the Master Lease, as if Winston were the master landlord and Agile were the master tenant, and, with respect to the Sublease, as if Winston were the Sublandlord and Agile were the subtenant), with the exception of those portions of the Master Lease and Sublease as are specifically excluded in this agreement, or are modified by this agreement, provided however, that with respect to the obligations of the master landlord, and representations by the master landlord, to the tenant under the master lease, and the obligations of the sublandlord, and representations of the sublandlord, to the subtenant under the sublease, in the event of default or breach by the Master Landlord or the Sublandlord with respect to such obligations and representations, Winston's sole obligation to Agile shall be to assign whatever rights it may have to enforce the provisions of the Master Lease or the Sublease, to the extent that any such rights exist and are assignable, without cost to Winston, to Agile. Agile hereby assumes and agrees to perform all of the obligations of "Tenant" under the Master Lease (limited only by the extent said obligations are expressly limited to the portion of the premises under the Master Lease which constitute the Subleased Premises), except as such obligations may be modified by this agreement. Agile further agrees to assume and to perform all of the obligations of "Subtenant" under the Sublease, except as such obligations may be modified by this agreement. Agile shall not commit or permit to be committed on the Subleased Premises, or the building and/or real property on which the Subleased Premises are located, any act or omission which violates any term or condition of the Master Lease or the Sublease.

          The following provisions in the Master Lease were excluded from Winston's obligations under the Sublease and are not part of Agile's obligations under this Sub-sublease:

          Paragraphs 1, 2, 3.1, 4.1, 4.2, 5.1, 5.2, 7, 32, 33, 35 and Exhibits D
     and E.

          Similarly, the following provisions in the Sublease are excluded from Agile's obligations under this Sub-sublease:

          Paragraphs 3.2, 3.3, 4, 5, 6, 7, 8, 9, 10, 11, 13, 14, 15, 16, 17.
     Notwithstanding any other provision of this Sub-sublease, or of the sublease, Winston does not make any representation that the Premises comply with ADA, or that the Premises were constructed in accordance with plans or permits, or that there were no hazardous materials on the

     Premises prior to Winston's occupancy, provided, further, that Winston represents that it has not brought any hazardous materials on to the Premises during its occupancy. Except as modified in this paragraph, the provisions of Paragraph 12 of the Sublease are incorporated in this Sub-sublease.

          Except to the extent waived or consented to in writing by the other party or parties hereto who are affected thereby, neither of the parties hereto will, by renegotiation of the Sublease, assignment, subletting, default or any other voluntary action, avoid or seek to avoid the observance or performance of the terms to be observed or performed hereunder by such party. Nothing contained in this Section 1.1 or elsewhere in this Sub-sublease shall prevent or prohibit Winston from assigning its interest in this Sub-sublease, provided that the assignee recognizes the terms of this Sub-sublease.

2. Rent:

2.1  Rent:

     Agile shall pay to Winston as Rent for the Subleased Premises per the schedule below, without deductions, offset, prior notice or demand. Rent shall be payable by Agile to Winston in consecutive monthly installments on or before the first day of each calendar month during the Sub-sublease Term. If the Sub-sublease commencement date or the termination date of the Sub-sublease occurs on a date other than the first day or the last day, respectively, of a calendar month, then the Rent for such partial month shall be prorated and the prorated Rent shall be payable on the Sub-sublease commencement date or on the first day of the calendar month in which the Sublease termination date occurs, respectively:

          May 1, 1999 - March 31, 2001: $28,600.00 per month
     At Sub-sublease execution, Sub-sublessee shall deliver to Sub-sublessor a check in the amount of $57,200.00 to cover the first month's rent of $28,600.00 and a security deposit in the amount of $28,600.00

2.2  Security Deposit:

     In addition to the Rent specified above, Agile shall pay to Winston $28,600.00 as a non-interest bearing Security Deposit. In the event Agile has performed all of the terms and conditions of this Sub-sublease during the term hereof, Winston shall return to Agile, within ten days after Agile has vacated the Subleased Premises or the Sub-sublease has been terminated, whichever occurs first, the Security Deposit less any sums due and owing to Winston.

3.   Operating Expenses:

     Notwithstanding any provision in Section 6.1 of the Master Lease, Agile shall pay all increases in the Subtenant's share of operating expenses for the Subleased Premises for which Winston is responsible, as such expenses are defined in the Master Lease, and as modified by the Sublease, to the extent that such operating costs exceed the operating costs for the base calendar year ending December 31, 1999. Upon being billed by the Master Landlord, Winston shall bill such operating costs to Agile, to be payable by Agile within 10 days.

4.  Rights of Access and Use:

     4.1  Use:

     Agile shall use the Subleased Premises only for those purposes permitted in the Master Lease, and the Sublease, unless Winston, Citation, and the Master Landlord consent in writing to other uses prior to the commencement thereof.

5.   Sub-sublease Term:

     5.1  Sub-sublease Term/Occupancy:

     The Sub-sublease Term and occupancy shall be for the period commencing on May 1, 1999, and continuing through March 31, 2001. In no event shall the Sub-sublease Term extend beyond the Term of the Master Lease.

     5.2  Inability to Deliver Possession:

     Winston shall use its best efforts to deliver possession of the Subleased Premises to Agile on the commencement date of the term. In the event Winston is unable to deliver possession of the Subleased Premises on May 1, 1999, due to circumstances beyond the reasonable control of Winston, Winston shall not be liable for any damage caused thereby, nor shall this Sub-sublease be void or voidable, provided, however, that in such event, Winston agrees to make available to Agile by May 1, 1999, at least 3,000 square feet of the Premises, in which case, the term of this Sub-sublease shall commence on such delivery, but until such time as Winston has delivered the entire Premises to Agile, Agile's rent and expenses under this Sub-sublease shall be pro-rated based upon the actual amount of space delivered to Agile, compared with the total square footage in the Premises, and, provided, further, that if Winston is unable to deliver the entire premises by June 1, 1999, Agile shall have the option to terminate this Sub-sublease, which option may be exercised by written notice to Winston at any point in time between May 1, 1999 and July 1, 1999. If Agile, with Winston's prior written consent, commences operations in the Premises prior to commencement of the term, Agile shall do so subject to all the covenants and conditions hereof and shall pay Rent for such period at the same rental as that prescribed for the first month of the term prorated at the rate of 1/30th thereof per day.

6.   Notices:

     All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be given in the manner provided in the Master Lease, at the addresses shown on the signature page hereof. Winston shall notify Agile of any Event of Default under the Master Lease, or the Sublease, or of any other event of which Winston has actual knowledge which will impair Agile's ability to conduct its normal business at the Subleased Premises, as soon as reasonably practicable following Winston's receipt of notice from the Landlord or Citation of an Event of Default or actual knowledge of such impairment.

7.   Broker Fee:

     Upon execution of the Sublease, Winston shall pay Colliers International, Inc., a licensed real estate broker, and shall cooperate with Agile's broker, Ritchie Commercial, fees set forth in a separate agreement between Winston and Broker, for brokerage services rendered by Broker to Winston in these transactions.

8.   Tenant Improvements:

     Winston shall deliver the Premises to Agile in an "As-is" condition with the Premises broom clean. All tenant improvements performed by Agile shall be done at Agile's own expense and in compliance with applicable codes and regulations and subject to first obtaining Master Landlord's consent as required under the Master Lease, and Citation's consent as may be required under the Sublease.

     In this regard, Agile acknowledges that it has been informed that Citation's leased premises were originally on two different floors, which were joined by a stairwell from what is now the Winston lobby to the Citation floor above. When Winston subleased its premises, Citation sealed off the stairwell at the fourth floor. As a result, the stairwell in the Winston premises is non-functional. Agile acknowledges that the fire marshall may require signage to the effect that the stairwell is not an exit, or other measures to indicate that the stairwell is non-functioning, and agrees to bear the cost of such signage/other measures which may be required by the fire marshall or building inspector.

     Winston and Agile shall negotiate separately regarding any furniture, fixtures and equipment currently on the Premises to be acquired or leased by Agile.

9.   Trade Fixtures, Personal Property and Surrender of the Subleased Premises:

     Provided that Subtenant is not then in default of any of its obligations hereunder, and provided such removal shall not damage or mar the Premises, Agile shall have the right at any time during the Term of this lease to remove its trade fixtures and personal property from the Premises. In the event of involuntary or voluntary termination of this sub-sublease, Agile shall (a) quit and surrender the Premises in good order and condition, reasonable wear and tear excepted, and (b), at Winston's option, Agile shall remove from the Premises all trade fixtures placed on the Premises by Agile, with the Premises thereafter to be restored or repaired, at Agile's expense, to the condition in which the Premises were delivered at the commencement of this sub-sublease. Provided, however, that in the event that Agile has entered into an agreement with the Master Landlord to allow it to continue possession of the Premises after the expiration of the term of this sub-sublease, and provided further that this sub-sublease has not been terminated prior to expiration of its term, Agile shall not be required to (a) quit and surrender the Premises in good order and condition, reasonable wear and tear excepted, or (b) to remove from the Premises all trade fixtures placed on the Premises by Agile, with the Premises thereafter to be restored or repaired, at Agile's expense, to the condition in which the Premises were delivered at the commencement of this sub-sublease.

     Further, upon the termination of this sub-sublease, whether such termination is voluntary or involuntary, if required by the Master Landlord, or by Citation, Agile shall restore the Premises to the condition in which the Premises were delivered at the commencement of this sub-sublease, reasonable wear and tear excepted.

10.  Parking:

     Winston shall assign to Agile its right to two (2) free parking spaces per 1,000 square feet leased and one (1) parking space for every 1,000 square feet leased on the roof of the garage at $30.00 per stall, per month. Any additional parking desired by Agile shall be separately negotiated between Agile and the Master Landlord.

11.  Alterations:

     Agile shall be responsible for the installation of any and all improvements, alterations or other work required on or to the Subleased Premises or to any other portion of the property and/or building of which the Subleased Premises are a part, required or reasonably necessary because of: (1) Agile's use of the Subleased Premises or any portion thereof; (2) the use by Agile by reason of assignment or sublease; or (3) both, including any improvements, alterations or other work required under the Americans With Disabilities Act of 1990. Compliance with the provisions of this Section shall be a condition of Winston granting its consent to any assignment or further sublease of all or a portion of the Subleased Premises.

12.  Compliance With Nondiscrimination Regulations:

     It is understood that it is illegal for Winston to refuse to display or sublease the Subleased Premises, or to assign, surrender or sell the Master Lease, to any person because of race, color, religion, national origin, sex, sexual orientation, marital status or disability.

13.  Toxic Contamination Disclosure:

     Winston and Agile each acknowledge that they have been advised that numerous federal, state, and/or local laws, ordinances and regulations ("Laws") affect the existence and removal, storage, disposal, leakage of and contamination by materials designated as hazardous or toxic ("Toxics"). Many materials, some utilized in everyday business activities and property maintenance, are designated as hazardous or toxic.

          Some of the Laws require that Toxics be removed or cleaned up by landowners, future landowners or former landowners without regard to whether the party required to pay for "clean up" caused the contamination, owned the property at the time the contamination occurred or even knew about the contamination. Some items, such as asbestos or PCBs, which were legal when installed, now are classified as Toxics, and are subject to removal requirements. Civil lawsuits for damages resulting from Toxics may be filed by third parties in certain circumstances.

          Winston and Agile each acknowledge that Broker has no specific expertise with respect to environmental assessment or physical condition of the Subleased Premises, including, but not limited to, matters relating to:
     (i) problems which may be posed by the presence or disposal of hazardous or toxic substances on or from the Subleased Premises, (ii) problems which may be posed by the Subleased Premises being within the Special Studies Zone as designated under the Alquist-Priolo Special Studies Zone Act (Earthquake Zones), Section 2621-2630, inclusive of California Public Resources Code, and (iii) problems which may be posed by the Subleased Premises being within a HUD Flood Zone as set forth in the U.S. Department of Housing and Urban Development "Special Flood Zone Area Maps," as applicable. Winston and Agile each acknowledge that Broker has not made an independent investigation or determination of the physical or environmental condition of the Subleased Premises, including, but not limited to, the existence or nonexistence of any underground tanks, sumps, piping, toxic or hazardous substances on the Subleased Premises. Agile agrees that it will rely solely upon its own investigation and/or the investigation of professionals retained by it or Winston, and neither Winston nor Agile shall rely upon Broker to determine the physical and environmental condition of the Subleased Premises or to determine whether, to what extent or in what manner, such condition must be disclosed to potential sublessee's, assignees, purchasers or other interested parties.

14.  Rent Abatement and Damages to Personal Property:

     In the event Winston, pursuant to the terms of the Sublease, is entitled to and receives rent abatement, then to the extent such rent abatement affects the Subleased Premises, Agile shall be entitled to a pro-rata rent abatement in the same proportion that the rental abatement received by Winston bears to the rent paid by Winston under the Sublease. In addition, any amounts paid or credited to Winston under the terms of the Sublease for damage to personal property shall be credited to Agile, subject to the same limitations set forth above.

15.  Winston's Indemnity:

     So long as Agile performs its obligations hereunder, Winston covenants to Agile that, during the term of the Sub-sublease, Winston shall fully perform all of the covenants and obligations of Winston under the Sublease, and that Winston shall at all times maintain the Sublease, and Winston's right to possession of the Premises thereunder, current and in good standing. Winston shall hold Agile, and any subtenants and/or assignees of Agile, harmless from, and indemnify and defend Agile, and/or its subtenants and assignees, including attorneys' fees and court costs, against, any and all claims, damage, injury, suits, losses, judgments (including judgments of unlawful detainer), and expenses, arising as the result of the failure of Winston to perform all its obligations as Subtenant under the Sublease and to maintain the Sublease and Winston's right to possession of the Premises thereunder, current and in good standing.

16.  Insurance:

     Agile shall cause all insurance policies required under Section 20 of the Master Lease to name Winston and Citation as named additional insureds.

Sub-sublandlord:  WINSTON MARKETING & COMMUNICATIONS, INC.,
                  One Almaden Boulevard, Suite 300
                  San Jose, CA 95113

     By:  /s/                                           Date: 4/9/99
          ---------------------------------------             -----------

Sub-subtenant: AGILE SOFTWARE, INC.,
               One Almaden Boulevard, Suite 700
               San Jose, CA 95113

     By: /s/                                           Date: 4-9-99
         ----------------------------------------            ------



NOTICE TO WINSTON AND AGILE: COLLIERS INTERNATIONAL IS NOT AUTHORIZED TO GIVE LEGAL OR TAX ADVICE; NOTHING CONTAINED IN THIS SUB-SUBLEASE OR ANY DISCUSSIONS BETWEEN COLLIERS INTERNATIONAL AND WINSTON AND AGILE SHALL BE DEEMED TO BE A REPRESENTATION OR RECOMMENDATION BY COLLIERS INTERNATIONAL, OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. ALL PARTIES ARE ENCOURAGED TO CONSULT WITH THEIR INDEPENDENT FINANCIAL CONSULTANTS AND/OR ATTORNEYS REGARDING THE TRANSACTION CONTEMPLATED BY THIS PROPOSAL.

This Sub-sublease is hereby approved.

CITATION INSURANCE COMPANY

      By: /s/                                          Date: 4/14/99
          --------------------------------                   -------

  Landlord hereby consents to Sub-sublease:


         NORTH BLOCK PARTNERSHIP
          a California limited partnership

         By: Second Tower
              Its General Partner


         By: /s/ Lewis N. Wolff                           Date: 4/17/99
             --------------------------------                  ---------
             Lewis N. Wolff